UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

3M Company
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

George W. Buckley
Chairman of the Board, President and
Chief Executive Officer

March 26, 2007

Dear Stockholder:

I am pleased to invite you to attend 3M’s Annual Meeting of Stockholders, which will be held on Tuesday, May 8, 2007, at 10 a.m., at the RiverCentre, 175 West Kellogg Boulevard, St. Paul, Minnesota.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement. I will report on Company operations and discuss our plans for growth. There will also be time for your questions and comments.

The fine attendance of our stockholders at Annual Meetings over the years has been very helpful in maintaining good communication. I sincerely hope you will be able to join us. Your attendance cards to the Annual Meeting are located on the back cover of this proxy statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote on the Internet, by telephone, or by completing and mailing a traditional proxy card. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of 3M.

Sincerely,

2007 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

i

ii

3M COMPANY
3M Center, St. Paul, Minnesota 55144

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. on Tuesday, May 8, 2007
PLACE	RiverCentre 175 West Kellogg Boulevard St. Paul, Minnesota
ITEMS OF BUSINESS

(1)    To elect [ten] members to the Board of Directors, each for a term of one year.

(2)    To ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm.

(3)    To approve an amendment to the Company’s Certificate of Incorporation to eliminate the supermajority vote requirements.

(4)    To approve an amendment to the Company’s Certificate of Incorporation to eliminate the fair price provision.

(5)    To approve the Executive Annual Incentive Plan.

(6)    To approve the material terms of the performance criteria under the Performance Unit Plan.

(7)    To consider [two] stockholder proposals if properly presented at the meeting. See the Table of Contents for a description of the stockholder proposals.

(8)    To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

RECORD DATE	You are entitled to vote if you were a stockholder of record at the close of business on Friday, March 9, 2007.
ANNUAL REPORT	Our 2006 Annual Report, which is not part of the proxy soliciting materials, is enclosed.
MEETING ADMISSION

Either an admission ticket or proof of ownership of 3M stock, as well as a form of personal identification, must be presented in order to be admitted to the Annual Meeting. If you are a shareholder of record, your admission ticket is included on the back cover of this proxy statement. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other proof of ownership with you to the Meeting, or you may request an admission ticket in advance. Please refer to the section entitled “Annual Meeting Admission” on page 1 for further details.

PROXY VOTING

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy card as soon as possible. You may submit your proxy card for the Annual Meeting by completing, signing, dating and returning your proxy card in the pre-addressed envelope provided, or, in most cases, by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Voting Methods” on page 3 of this proxy statement and the voting instructions on the proxy card.

By Order of the Board of Directors,

GREGG M. LARSON
Associate General Counsel and Secretary

THIS PROXY STATEMENT AND PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT MARCH 26, 2007.

iii

PROXY STATEMENT

The Board of Directors (the “Board”) of 3M Company, a Delaware corporation (“3M” or the “Company”) is soliciting proxies for the Annual Meeting of Stockholders. You are receiving a proxy statement because you own shares of 3M common stock that entitle you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. The proxy statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

The information included in this proxy statement relates to proposals to be voted on at the meeting (if properly presented), the voting process, 3M’s Board and Board committees, the compensation of directors and certain executive officers, and other required information.

Purpose of the Annual Meeting

The purpose of the Annual Meeting is to elect directors and to conduct the business described in the Notice of Annual Meeting.

Annual Meeting Admission

Only stockholders are invited to attend the meeting. An admission ticket or proof of ownership of 3M stock, along with personal identification, must be presented in order to be admitted to the Annual Meeting. If you are a stockholder of record, your admission ticket is on the back of this proxy statement. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other proof of ownership with you to the Annual Meeting, or obtain an admission ticket in advance. Tickets are also available on the Internet voting site — www.eproxy.com/mmm. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

No cameras (including cell phone cameras), recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual Meeting.

Stockholders Entitled to Vote

Each share of our common stock outstanding as of the close of business on March 9, 2007, the record date, is entitled to one vote at the Annual Meeting on each matter properly brought before the meeting. As of that date, there were [733,885,504] shares of common stock issued and outstanding.

Most 3M stockholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

•       STOCKHOLDER OF RECORD — If your shares are registered directly in your name with 3M’s Transfer Agent, Wells Fargo Bank, N.A., you are considered the stockholder of record of those shares and these proxy materials are being sent directly to you by 3M. As the stockholder of record, you have the right to grant your voting proxy directly to 3M or to vote in person at the meeting.

•       BENEFICIAL OWNER — If your shares are held in a stock brokerage account, by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker, trustee, or nominee who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker, trustee, or nominee is obligated to provide you with a voting instruction card for you to use.

•       If your shares are held in your account in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan, you are considered the beneficial owner of these shares and the trustee of the plans is the stockholder of record. Participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan may direct the trustee how to vote the shares allocated to their account by following the voting instructions contained on the proxy card. Participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan may also direct the trustee how to vote a proportionate number of allocated shares of common stock for which it has not received direction, and shares not allocated to individual participant accounts by following the same voting instructions. If you fail to direct the trustee how to vote your shares by following these voting instructions, the trustee will vote your shares as described in the voting instructions.

Proposals You Are Asked to Vote On and the Board’s Voting Recommendations

The following proposals are scheduled to be voted on at the meeting. 3M’s Board recommends that you vote your shares as indicated below.

Proposals:	The Board’s Voting Recommendations:
1. The election of directors.	“FOR” each nominee to the Board
2. The ratification of the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm.	“FOR”
3. Proposal to amend the Company’s Certificate of Incorporation to eliminate the supermajority vote requirements.	“FOR”
4. Proposal to amend the Company’s Certificate of Incorporation to eliminate the fair price provision.	“FOR”
5. Proposal to approve the Executive Annual Incentive Plan.	“FOR”
6 Proposal to approve the material terms of the performance criteria under the Performance Unit Plan.	“FOR”
7. Stockholder proposal on executive compensation based on the performance of peer companies.	“AGAINST”
8. [Stockholder proposal on the selection of directors from the ranks of employees or retirees].	“AGAINST”

Other than the proposals described in this proxy statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy by telephone, Internet, or by signing and returning your proxy card, any of the persons named as proxy holders — George W. Buckley, 3M’s Chairman, President and CEO, Vance D. Coffman, and Rozanne L. Ridgway — will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees is unavailable as a candidate for director, the above-named proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board of Directors.

Voting Requirements to Elect Directors and Approve Each of the Proposals Described in this Proxy Statement

Quorum — The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

If you are a beneficial owner (other than as a participant in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan), your bank, broker or other holder of record is permitted to vote your shares on the election of Directors, the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm and the Proposals to amend the Company’s Restated Certificate of Incorporation to eliminate the supermajority and fair price provisions, even if the record holder does not receive voting instructions from you. The record holder may not vote on any of the stockholder proposal[s] absent instructions from you. Without your voting instructions, a broker non-vote will occur.

Election of Directors — The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld.

Majority Vote Policy — Our Corporate Governance Guidelines, which appear in Appendix B in this proxy statement, set forth our procedures if a director-nominee is elected, but receives a majority of “withheld” votes. In an uncontested election (i.e., an election where the only nominees are those recommended by the Board), any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation. The Nominating and Governance Committee is required to make recommendations to the Board with respect to any such letter of resignation. The Board is required to take action with respect to this recommendation and to disclose their decision-making process. Full details of this Policy are set out under “Proposal No. 1 — Election of Directors” and in paragraph B6 of the Corporate Governance Guidelines in Appendix B.

The Proposals to Amend the Restated Certificate of Incorporation — The affirmative “FOR” vote by the holders of at least eighty percent (80%) of the outstanding common stock entitled to vote is required to approve the amendments to the Company’s Restated Certificate of Incorporation. An abstention on this proposal is not an affirmative vote and will have the same effect as a vote against this proposal.

All Other Proposals — The affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve all other proposals. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. The stockholder proposals are presented as a request to the Board to take action. Affirmative votes for these proposals will inform the Board about the level of support for these proposals.

Voting Methods

If you hold shares directly as the stockholder of record, you may vote by granting a proxy or, if you hold shares beneficially in street name, by submitting voting instructions to your broker or nominee. If you own shares beneficially as a participant in the 3M Voluntary Investment Plan and

Employee Stock Ownership Plan or the 3M Savings Plan, you may vote by submitting voting instructions to the trustee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card. Telephone and Internet voting for stockholders of record will be available 24 hours a day, and will close at 12:00 p.m. (Central Time) on the day before the Annual Meeting. Participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan may instruct the trustee how to vote their shares via the Internet, by telephone, or by signing and returning the proxy card by 5:00 p.m. (Central Time) on May 4, 2007.

•       VOTE BY INTERNET — www.eproxy.com/mmm — If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card and the last four digits of your Social Security Number in hand when you access the Web site. When prompted, enter the last four digits of your Social Security Number, your 3-digit company number and the 7-digit number from the upper right corner of the proxy card to create an electronic ballot.

•       VOTE BY TELEPHONE — 1-800-560-1965 — If you live in the United States, you may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week. Have your proxy card in hand when you call. When prompted, enter the 3-digit company number and the 7-digit number from the upper right corner of the proxy card. Follow the recorded instructions.

•       VOTE BY MAIL — You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign, but do not provide instructions, your shares will be voted as the Board recommends. Mark, sign, and date your proxy card and return it in the postage-paid envelope provided so that it is received by May 7, 2007.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

Changing Your Vote

You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by voting in person at the Annual Meeting. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Counting the Vote

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” from one or more of the nominees. For the other proposals, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.”  If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. Shares held in your account in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan will be voted by the trustee as described in “Stockholders Entitled to Vote” on page 1.

Representatives of Wells Fargo Bank, N.A., 3M’s transfer agent, will tabulate the votes and act as the inspectors of election.

Confidentiality

The Company’s Board of Directors has a policy that all stockholder proxies, ballots, and tabulations that identify stockholders are to be maintained in confidence. No such document will be available for examination, and the identity and vote of any stockholder will not be disclosed, except as necessary to meet legal requirements and allow the inspectors of election to certify the results of the stockholder vote. The policy also provides that inspectors of election for stockholder votes must be independent and cannot be employees of the Company. Occasionally, stockholders provide written comments on their proxy card that may be forwarded to 3M management.

Results of the Vote

We will announce preliminary voting results at the meeting and publish final results in our Quarterly Report on Form 10-Q for the quarter ending June 30, 2007. A news release with voting results will be available on our Web site www.3M.com/profile/pressbox/index.jhtml.

Delivery of Proxy Materials

Securities and Exchange Commission rules now allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family. This rule benefits both you and the Company. We believe it eliminates irritating duplicate mailings that stockholders living at the same address receive and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus, or information statements. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by contacting our transfer agent, Wells Fargo Bank, N.A. at 1-800-401-1952 (U.S.), 651-450-4064 (outside the U.S.), www.wellsfargo.com/shareownerservices, or in writing to 161 North Concord Exchange, South St. Paul, MN 55075.

If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer stockholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings to your household.

List of Stockholders

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 7:45 a.m. and 4:30 p.m. (Central Time), at our principal executive offices at 3M Center, St. Paul, Minnesota, by contacting the Secretary of the Company.

Electronic Delivery of Proxy Materials and Annual Report

We are able to distribute the annual report and proxy statement to 3M stockholders in a fast and efficient manner via the Internet. This reduces the amount of paper delivered to a stockholder’s address and eliminates the cost of sending these documents by mail. Stockholders may elect to view all future annual reports and proxy statements on the Internet instead of receiving them by mail. If you choose to view these materials online, you will continue to receive a proxy card in the mail. You may make this election when voting your proxy this year: simply follow the instructions to vote via the Internet or go directly to www.econsent.com/mmm to register your consent. Have your account number (found above your name and address on your dividend check stub) and your Social Security Number (if you have one) available. Your election to view proxy materials online continues until you revoke it. Future proxy cards will contain the Internet Web site address and instructions to view the materials. You will continue to have the option to vote your shares by telephone, mail, or via the Internet.

Cost of Proxy Solicitation

3M  will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or electronic communication by our directors, officers, and employees, who do not receive any additional compensation for these solicitation activities. We have hired Georgeson Shareholder Communications, Inc. to assist us in the distribution of proxy materials and the solicitation of votes. We will pay Georgeson Shareholder Communications, Inc. a fee of $20,000 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.

Transfer Agent

Our Transfer Agent is Wells Fargo Bank, N.A. All communications concerning stockholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar issues can be handled by contacting Wells Fargo Bank, N.A. at 1-800-401-1952 (U.S.), 651-450-4064 (outside the U.S.), www.wellsfargo.com/shareownerservices, or in writing, 161 North Concord Exchange, South St. Paul, MN 55075.

GOVERNANCE OF THE COMPANY

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that, along with the charters of the Board committees, provide the framework for the governance of the Company. The Board’s Nominating and Governance Committee is responsible for overseeing and reviewing the Guidelines at least annually, and recommending any proposed changes to the Board for approval. The Corporate Governance Guidelines are available on our Web site at www.3M.com, under Investor Relations — Corporate Governance. The Guidelines and charters of the Board committees are also attached to this proxy statement as Appendices B-F.

Executive Sessions

Independent directors regularly meet in executive sessions without the Chairman and CEO or other members of management present to review the criteria upon which the performance of the Chairman and CEO is based, the performance of the Chairman and CEO against that criteria, to ratify the compensation of the Chairman and CEO as approved by the Compensation Committee and to discuss any other relevant matters.

Lead Independent Director

The 3M Board of Directors has appointed an independent director to serve in a lead capacity (“Lead Director”) to coordinate the activities of the other non-management directors, and to perform such other duties and responsibilities as the Board of Directors may determine. Currently the Lead Director is Vance D. Coffman. The Lead Director:

•       presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•       acts as a key liaison between the Chairman/CEO and the independent directors;

•       assists the Chairman/CEO in setting the Board agenda and frequency of meetings;

•       has the authority to call meetings of the independent directors; and

•       communicates Board member feedback to the Chairman/CEO (except that the chair of the Compensation Committee leads the discussion of the Chairman/CEO’s performance and communicates the Board’s evaluation of that performance to the Chairman/CEO).

Communication with Directors

The Board of Directors has adopted the following process for stockholders and other interested parties to send communications to members of the Board. Stockholders and other interested parties may communicate with the Lead Director, the chairs of the Audit, Compensation, Finance, and Nominating and Governance Committees of the Board, or with any of our other independent directors, by sending a letter to the following address: 3M Company, c/o Corporate Secretary, 3M Center, Building 220-13-W-39, St. Paul, MN 55144-1000.

Director Independence

Pursuant to New York Stock Exchange listing standards, the Board of Directors has adopted a formal set of categorical Director Independence Guidelines with respect to the determination of director independence, the full text of which is attached as Appendix A to this proxy statement. In accordance with these Guidelines, a director must be determined to have no material relationship with the Company other than as a director. The Guidelines specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate families with respect to past employment or affiliation with the Company or its independent registered public accounting firm. The Guidelines also prohibit Audit Committee members from having any direct or indirect financial relationship with the Company, and restrict both commercial and not-for-profit relationships of all directors with the Company. Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm’s length with the Company and its subsidiaries, and to disclose any circumstance that might be perceived as a conflict of interest.

In accordance with these Guidelines, the Board undertook its annual review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates in each of the most recent three completed fiscal years. The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner, or significant equity holder). The Board considered that in the ordinary course of business, transactions may occur between the Company and its subsidiaries and companies at which some of our directors are or have been officers. In particular, with respect to each of the most recent three completed fiscal years, the Board evaluated for each of the directors Coffman, Eskew, Farrell, Liddy and Sharer, the annual amount of sales to 3M by the company where he serves (or served) as an executive officer, and purchases by that company from 3M, and determined that the amount of sales and purchases in each fiscal year was below one percent of the annual revenues of each of those companies, the threshold set forth in the Director Independence Guidelines. The Board also considered charitable contributions to not-for-profit organizations of which our directors or immediate family members are executive officers, none of which approached the levels set forth in our Director Independence Guidelines.

As a result of this review, the Board affirmatively determined that the following directors are independent under these guidelines:  Linda G. Alvarado, Vance D. Coffman, Michael L. Eskew, W. James Farrell, Edward M. Liddy, Robert S. Morrison, Aulana L. Peters, Rozanne L. Ridgway, and Kevin W. Sharer. The Board has also determined that no members of the Audit Committee received any compensation from the Company other than directors’ fees. George W. Buckley is considered an inside director because of his employment as Chairman of the Board, President and Chief Executive Officer of the Company.

Director Nomination Process

Role of the Nominating and Governance Committee

The Nominating and Governance Committee (“Committee”) identifies individuals that the Committee believes are qualified to become Board members in accordance with the Board Membership Criteria set forth below, and recommends selected individuals to the Board for nomination to stand for election at the next meeting of stockholders of the Company in which directors will be elected. In the event there is a vacancy on the Board between meetings of stockholders, the Committee identifies individuals that the Committee believes are qualified to become Board members in accordance with the Board Membership Criteria set forth below, and recommends one or more of such individuals for appointment to the Board.

Nominees Proposed by Stockholders for Consideration by the Committee

The Committee has a policy to consider properly submitted stockholder nominees for candidates for membership on the Board of Directors. Stockholders proposing individuals for consideration by the Committee must include at least the following information about the proposed nominee:  the proposed nominee’s name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Stockholders should send the required information about the nominee to:

Corporate Secretary
3M Company
3M Center
Building 220-13-W-39
St. Paul, MN 55144-1000.

In order for an individual proposed by a stockholder to be considered by the Committee for recommendation as a Board nominee, the Corporate Secretary must receive the proposal no later than 5 p.m. Central Time on November 27, 2007. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Company). The Corporate Secretary will send properly submitted stockholder proposed nominations to the Committee Chair for consideration at a future Committee meeting. Individuals proposed by stockholders in accordance with these procedures will receive the same consideration that individuals identified to the Committee through other means receive.

Stockholder Nominations

In addition, 3M’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting. Stockholders intending to nominate a person for election as a director must comply with the requirements set forth in the Company’s Bylaws. Our Bylaws require, among other things, that the Corporate Secretary receive written notice from the record stockholder no earlier than January 9, 2008, and no later than February 8, 2008. The notice must contain the information required by the Bylaws, a copy of which is available upon request to the Corporate Secretary. Nominations received after February 8, 2008, will not be acted upon at the Annual Meeting.

Director Qualifications

The Committee periodically reviews with the Board the requisite skills and characteristics of its members. 3M’s Corporate Governance Guidelines contain Board Membership Criteria that apply to nominees for a position on 3M’s Board. The Committee periodically reviews with the Board the appropriate skills and characteristics required of Board members given the current Board composition. It is the intent of the Board that the Board, itself, will be a high performance organization creating competitive advantage for the Company. To perform as such, the Board will be comprised of individuals who have distinguished records of leadership and success in their arena of activity and who will make substantial contributions to Board operations and effectively represent the interests of all stockholders. The Committee’s and the Board’s assessment of Board candidates includes, but is not limited to, consideration of:

(i)               Roles and contributions valuable to the business community;

(ii)            Personal qualities of leadership, character, judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence, and adherence to the highest ethical standards;

(iii)         Relevant knowledge and diversity of background and experience in such things as business, manufacturing, technology, finance and accounting, marketing, international business, government, and the like; or

(iv)         Whether the candidate is free of conflicts and has the time required for preparation, participation, and attendance at all meetings.

In addition to these minimum requirements, the Committee will also evaluate whether the nominee’s skills are complementary to the existing Board members’ skills, the Board’s needs for particular expertise in fields such as business, manufacturing, technology, financial, marketing, international, governmental, or other areas of expertise, and assess the nominees’ impact on Board dynamics and effectiveness.

Identification, Evaluation, and Selection of Nominees

The Committee periodically reviews the appropriate size and composition of the Board and anticipates future vacancies and needs of the Board. In the event the Committee recommends an increase in the size of the Board or a vacancy occurs, the Committee considers qualified nominees from several sources, including current Board members and nominees recommended by stockholders and other persons.

The Committee may from time to time retain a director search firm to help the Committee identify qualified director nominees for consideration by the Committee.

The Committee evaluates qualified director nominees at regular or special Committee meetings against the current Board Membership Criteria described above and reviews qualified director nominees with the Board. The Committee and the Chairman of the Board interview candidates that meet the Board Membership Criteria and the Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

3M Business Conduct Policies

More than a century of operating with honesty and integrity has earned 3M trust from our customers, credibility with our communities, and dedication from our employees. All of our employees, including our Chief Executive Officer, Chief Financial Officer, and Principal Accounting Officer, are required to abide by 3M’s business conduct policies to ensure that our business is conducted in a consistently legal and ethical manner. These policies form the foundation of a comprehensive process that includes compliance with corporate policies and procedures and a companywide focus on uncompromising honesty and integrity in every aspect of our operations. Our business conduct policies cover many topics, including antitrust and competition law, conflicts of interest, financial reporting, protection of confidential information, and compliance with all laws and regulations applicable to the conduct of our business.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the business conduct policies. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Board of Directors adopted a Code of Business Conduct and Ethics for directors of the Company. This Code incorporates long-standing principles of conduct the Company and the Board follow to ensure the Company’s business and the activities of the Board are conducted with integrity, adherence to the highest ethical standards, and in compliance with the law.

The Company’s Business Conduct Policies for employees and the Code of Business Conduct and Ethics for Directors are available on our Web site at www.3M.com under Investor Relations — Corporate Governance and copies of these policies are also available to any stockholder upon request to Investor Relations.

Related Person Transaction Policy and Procedures

The Board of Directors has adopted a written policy requiring that the Nominating and Governance Committee shall review and approve or ratify any transaction between the Company and any related person that is required to be disclosed. For purposes of this practice the terms “transaction” and “related person” have the meaning contained in Item 404 of Regulation S-K. In the course of its review and approval or ratification of a transaction, the Committee shall consider:

1.               the nature of the related person’s interest in the transaction;

2.               the material terms of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

3.               the significance of the transaction to the related person;

4.               the significance of the transaction to the Company;

5.               whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

6.               any other matters the Committee deems appropriate.

Any Committee member who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting such approval or ratification, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the Committee which considers the transaction.

BOARD AND COMMITTEE MEMBERSHIP

The Board currently has [ten] directors and the following four Committees: Audit, Compensation, Finance, and Nominating and Governance. In May 2006, the Board dissolved the Public Issues Committee, reassigned most of its duties to the Compensation and Nominating and Governance Committees, and formed a Finance Committee. The membership during 2006 and the function of each Committee are described below.

During 2006, the Board of Directors held five regularly scheduled meetings and three special meetings. Seven and two of our incumbent directors attended 100 and 95 percent, respectively, of the regularly scheduled and special meetings of the Board and Board Committees on which they served in 2006. Kevin W. Sharer, who is not standing for re-election, attended 71 percent of the regularly scheduled and special meetings of the Board and Board Committees on which he served in 2006. Mr. Sharer, who is Chairman of the Board and Chief Executive Officer of Amgen Inc., did not attend several meetings to avoid even the appearance of a potential conflict of interest relating to the Company’s sale of its branded pharmaceuticals business.

The Company has a long-standing policy that directors are expected to attend the Annual Meeting of Stockholders unless extenuating circumstances prevent them from attending. All directors attended last year’s Annual Meeting of Stockholders, except one director who was unable to attend due to illness.

The Board and each Committee conducted an evaluation of their performance in 2006.

Name of Non-Employee Director	Audit		Compensation		Finance		Nominating and Governance
Linda G. Alvarado	X				X
Vance D. Coffman			X	*			X
W. James Farrell	X				X
Michael L. Eskew	X				X	*
Edward M. Liddy	X	*					X
Robert S. Morrison			X				X
Aulana L. Peters			X		X
Rozanne L. Ridgway			X				X	*
Kevin W. Sharer			X		X

X = Committee Member; * = Chair

Audit Committee

In 2006, the Audit Committee met eight times. The Committee assists the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company’s independent registered public accounting firm (the “Independent Accounting Firm”), and the performance of the Company’s internal auditing department. In addition, the Committee:

•                    Reviews the annual audited and quarterly consolidated financial statements;

•                    Reviews the Company’s financial reporting process and disclosure and internal controls and procedures, including major issues regarding accounting principles and financial statement presentation, and critical accounting policies to be used in the consolidated financial statements;

•                    Reviews and discusses with management and the Independent Accounting Firm the Company’s internal controls report and the Independent Accounting Firm’s attestation of the report;

•                    By delegation to the chair, reviews earnings press releases prior to issuance;

•                    Appoints, oversees, and approves compensation of the Independent Accounting Firm;

•                    Reviews with the Independent Accounting Firm the scope of the annual audit, including fees and staffing, and approves all audit and permitted non-audit services provided by the Independent Accounting Firm;

•                    Reviews findings and recommendations of the Independent Accounting Firm and management’s response to the recommendations of the Independent Accounting Firm;

•                    Discusses policies with respect to risk assessment and risk management, the Company’s major risk exposures, and the steps management has taken to monitor and mitigate such exposures; and

•                    Reviews compliance with the Company’s business conduct policies.

The Board of Directors has determined that all of the Audit Committee members are “independent,” “financially literate,” and have “accounting or related financial management expertise” under the New York Stock Exchange listing standards. The Board has also determined that all of the Audit Committee members — Edward M. Liddy (chair), Linda G. Alvarado, Michael L. Eskew, and W. James Farrell — are “audit committee financial experts” as that term is defined by applicable SEC regulations. The charter of the Audit Committee is available at www.3M.com under Investor Relations — Corporate Governance — Committee Composition and attached as Appendix C to this proxy statement.

Compensation Committee

In 2006, the Compensation Committee met five times. The Committee reviews the Company’s compensation practices and policies, annually reviews and approves (subject to ratification by the independent directors of the Board) the compensation for the CEO, annually reviews and approves the compensation for the other senior executives, evaluates CEO performance, reviews and discusses with management of the Company the Compensation Discussion and Analysis prepared in accordance with the SEC’s disclosure rules for executive compensation, and furnishes a report for inclusion in the Company’s proxy statement. In addition, the Committee:

•                    Approves the adoption, amendment, and termination of incentive compensation and deferred compensation programs for employees of the Company;

•                    Approves, subject to ratification by the independent directors of the Board, employment agreements and severance arrangements for the CEO, as appropriate;

•                    Approves for the senior executives of the Company (other than the CEO) employment agreements and severance arrangements, as appropriate;

•                    Interprets and supervises the administration of the Company’s stock and long-term incentive compensation programs, and determines the employees who receive awards and the size of their awards under such programs;

•                    Reviews and makes recommendations to the Board of Directors concerning the design of the pension and other postretirement benefit plans that have a material financial impact upon the Company; and

•                    Periodically reviews human resource issues relating to the Company’s polices and practices with respect to workforce diversity and equal employment opportunities.

The Board of Directors has determined that all Compensation Committee members are “independent” under the New York Stock Exchange listing standards. The Board has also determined that each Compensation Committee member qualifies as a “Non-Employee Director” under Rule 16b-3 of the Securities Exchange Act of 1934 and that each member (except Robert S. Morrison due to his service as interim CEO), qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code. The charter of the Compensation Committee is available at www.3M.com under Investor Relations — Corporate Governance — Committee Composition and attached as Appendix D to this proxy statement.

Finance Committee

The Finance Committee, created by the Board in May 2006, met two times in 2006. The Committee assists the Board with its oversight of the Company’s capital structure, financing, investment, and other financial matters of importance to the Company. In addition, the Committee:

•                    Reviews and recommends for approval by the Board the dividend policy and the declaration of dividends or other forms of distributions on the Company’s stock, such as stock splits in the form of a stock dividend;

•                    Reviews and recommends for approval by the Board the repurchase of the Company’s stock;

•                    Reviews and recommends for approval by the Board the Company’s short- and long-term borrowings;

•                    Reviews and recommends for approval by the Board the registration and issuance of the Company’s debt or equity securities, except in the case of the issuance of debt or equity securities in connection with a merger or acquisition transaction which is presented to the Board;

•                    Periodically reviews the Company’s ratings from credit rating agencies;

•                    Reviews and recommends for approval by the Board an annual capital expenditure budget and revisions to that budget;

•                    Reviews and recommends for approval by the Board capital expenditures in excess of $50,000,000;

•                    Reviews and evaluates any risks associated with the Company’s use of or investment in financial products, including derivatives used to manage risk related to foreign currencies, commodity prices, and interest rates;

•                    Periodically reviews the Company’s insurance coverage; and

•                    Periodically reviews the funding of the Company’s pension and other benefit plans.

The Board of Directors has determined that all Finance Committee members are “independent” under the New York Stock Exchange listing standards. The charter of the Finance Committee is available at www.3M.com under Investor Relations — Corporate Governance — Committee Composition and attached as Appendix E to this proxy statement.

Nominating and Governance Committee

In 2006, the Nominating and Governance Committee met five times. The Committee establishes Board membership criteria, assists the Board by identifying individuals qualified to become Board members, recommends to the Board matters of corporate governance, facilitates the annual review of the performance of the Board and its Committees, and periodically reviews CEO and management succession plans. In addition, the Committee:

•                    Selects and recommends candidates to the Board of Directors to be submitted for election at the Annual Meeting and candidates to fill any vacancies on the Board, including stockholder nominees for director (submitted in accordance with the Company’s Bylaws). The Committee considers all candidates in light of the Board membership criteria adopted by the Board of Directors;

•                    Reviews and makes recommendations to the Board of Directors concerning the composition and size of the Board and its Committees, Board membership criteria, frequency of meetings, and directors’ fees;

•                    Reviews the Company’s Corporate Governance Guidelines at least annually, and recommends any proposed changes to the Board for approval;

•                    Develops and recommends to the Board standards to be applied in making determinations on the types of relationships that constitute material relationships between the Company and a director for purposes of determining director independence;

•                    Reviews and approves or ratifies any transaction between the Company and any related person, which is required to be disclosed under the rules of the Securities and Exchange Commission;

•                    Develops and recommends to the Board for its approval an annual self-assessment process of the Board and its Committees and oversees the process;

•                    Reviews periodically with the Chairman/CEO succession plans relating to positions held by elected corporate officers, and makes recommendations to the Board with respect to the selection of individuals to occupy these positions; and

•                    Periodically reviews the corporate contribution program and the activities of the 3M Foundation.

The Board of Directors has determined that all Nominating and Governance Committee members are “independent” under the New York Stock Exchange listing standards. The charter of the Nominating and Governance Committee is available at www.3M.com under Investor Relations — Corporate Governance — Committee Composition and attached as Appendix F to this proxy statement.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

Annual compensation for nonemployee directors for 2006 was comprised of the following components: cash compensation, consisting of annual retainer and committee fees; and equity compensation, consisting of the annual stock award. Each of these components is described in more detail below. The total 2006 compensation of our nonemployee directors is shown in the following table:

Director	Fees Earned or Paid in Cash($)	Stock Awards ($)	Total ($)(1)
Linda G. Alvarado	$75,000	$95,000	$170,000
Vance D. Coffman*	125	179,559	179,684
Michael L. Eskew*		179,684	179,684
W. James Farrell	28,533	36,438	64,971
Edward M. Liddy*		185,000	185,000
Robert S. Morrison		170,000	170,000
Aulana L. Peters	80,357	95,000	175,357
Rozanne L. Ridgway*		185,000	185,000
Kevin W. Sharer		170,000	170,000

*                    Chair of Committee

(1)            Includes fees associated with chairing a board committee

Annual Board/Committee Chair Fees. Nonemployee directors received an annual cash retainer of $75,000 per year. In addition, the chair of a board committee received an additional annual fee of $15,000. In lieu of the cash fees, a director may elect to receive common stock of the Company at current fair market value.

Stock Awards. Each nonemployee director is entitled to receive $95,000 payable in May of each year in common stock of the Company pursuant to the terms of the Company’s 1992 Directors Stock Ownership Program.

Deferred Compensation. Each nonemployee director may defer all or part of their annual cash fees or stock award until they cease to be members of the board. For directors who have made an election to defer their fees payable in cash, the Company will credit their account with compensation due on the 45th day of each calendar quarter. Interest at the prime rate (as charged by Wells Fargo Bank on the first day of each calendar quarter) will be credited to each account from the date of deposit, at the end of each calendar quarter and immediately preceding any distribution. For directors who have made an election to defer their annual stock award or annual cash fees into a common stock equivalents account, the Company shall credit their account with 3M common stock equivalents (including fractional share equivalents) which could have been purchased on the first day of the calendar quarter using the closing price of 3M common stock on the New York Stock Exchange on the last business day immediately preceding such date. 3M common stock equivalents equal to dividends paid on 3M common stock shall be credited to such an account on each dividend payment date. The share equivalents shall be determined by using the closing price of 3M common stock on the New York Stock Exchange on the sixth business day preceding the dividend record date. Appropriate adjustments shall be made to the accounts for stock splits, stock dividends, merger, consolidation, payment of dividends in other than cash, and similar circumstances affecting 3M common stock.

Expenses. Nonemployee directors are reimbursed for their expenses in connection with attending Board meetings (including expenses related to spouses when they are invited to attend

Board events). Nonemployee directors may use the Company aircraft for travel to and from 3M Board meetings.

Stock Ownership Guidelines. The Board has adopted stock ownership guidelines that provide that each director should attain over three successive terms an investment position in 3M’s stock (including deferred common stock equivalents) equal to two times the annual retainer. All directors currently meet these stock ownership guidelines except for W. James Farrell who has been a director for less than one year. Information regarding accumulated stock and deferred stock units is set forth in the section entitled “Common Stock Ownership of Directors and Executive Officers.”  Currently, 85 percent of director compensation is paid in 3M stock or 3M common stock equivalents.

Matching Gift Program. The nonemployee directors are eligible to participate in the matching gift program on the same terms as 3M employees. Under this program, the 3M Foundation will match up to a total of $5,000 a year in contributions by the director to eligible institutions of higher education or public broadcasting organizations.

Process for Setting Director Compensation. The Nominating and Governance Committee periodically receives reports on the status of Board compensation in relation to other large U.S. companies and is responsible for recommending to the Board changes in compensation for nonemployee directors. Periodically, the Company, through its human resources department, requests Frederic W. Cook & Co. to conduct a survey of director compensation at other large U.S. companies. Neither the Company nor the Nominating and Governance Committee has any contractual arrangement with any other compensation consultant who has a role in determining or recommending the amount or form of director compensation.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board of Directors currently has [ten] members. Except for Kevin W. Sharer, each of the Board members is standing for re-election to hold office until the next Annual Meeting of Stockholders.

A plurality of votes cast is required for the election of directors. However, under the Company’s Corporate Governance Guidelines, any nominee for director in an uncontested election (i.e., an election where the only nominees are those recommended by the Board) who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) will promptly tender his or her resignation for consideration by the Nominating and Governance Committee.

The Nominating and Governance Committee will promptly consider the best interests of 3M and its stockholders and recommend to a committee of independent directors of the Board whether to accept the tendered resignation or to take some other action, such as rejecting the resignation and addressing the apparent underlying causes of the withheld votes.

The Board will create a committee of all the independent directors who did not receive a Majority Withheld Vote to consider the Nominating and Governance Committee’s recommendation and take action within 90 days following the uncontested election. Thereafter, the committee of independent directors will promptly disclose its decision and an explanation of how the decision was reached in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

If one or more members of the Nominating and Governance Committee receive a Majority Withheld Vote, then the Board will create a committee of independent directors who did not receive a Majority Withheld Vote to consider the resignation offers of all directors receiving a Majority Withheld Vote and determine whether to accept the tendered resignation(s) or to take some other action and promptly disclose their decision as described above.

Except as provided in the next sentence, a director receiving a Majority Withheld Vote shall remain active and engaged in Board activities during this Nominating and Governance Committee and Board process. Any director who receives a Majority Withheld Vote and tenders his or her resignation pursuant to this provision will not participate in the committee action regarding whether to accept the tendered resignation offer or take some other action. However, if the only directors who did not receive a Majority Withheld Vote in the same election constitute three or fewer independent directors, then all independent directors may participate in the committee action regarding whether to accept the resignation offer(s) or to take some other action.

Each nominee elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or retirement.

We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

The principal occupation and certain other information about the nominees is set forth on the following pages.

The Proxy Committee appointed by the Board of Directors intends to vote the proxy (if you are a shareholder of record) for the election of each of these nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.

The Board of Directors unanimously recommends a vote “FOR” the election of these nominees as directors.

Nominees for Directors:

Linda G. Alvarado, 55, President and Chief Executive Officer, Alvarado Construction, Inc. In 1976, Ms. Alvarado founded Alvarado Construction, Inc. and has overseen the growth of that enterprise as a commercial general contracting firm. Ms. Alvarado is on the boards of the following public companies in addition to 3M: Lennox International Inc., Pitney Bowes, Inc., The Pepsi Bottling Group, Inc., and QWEST Communications International, Inc.

Director since 2000.

George W. Buckley, 60, Chairman of the Board, President and Chief Executive Officer since December 2005. Before joining 3M in 2005, Mr. Buckley was Chairman of the Board, President and Chief Executive Officer of the Brunswick Corporation since 2000, and served in other executive positions at Brunswick Corporation from 1997 to 2000. Mr. Buckley is on the board of the following public company in addition to 3M: The Black & Decker Corporation.

Director since 2005

Vance D. Coffman, 62, Retired Chairman of the Board and Chief Executive Officer, Lockheed Martin Corporation, a high technology aerospace and defense company. Dr. Coffman served in various executive capacities at Lockheed Martin Corporation before becoming Chairman and Chief Executive Officer in 1998. He retired as Chief Executive Officer in 2004 and as Chairman of the Board in 2005. Dr. Coffman is on the boards of the following public companies in addition to 3M: Bristol-Myers Squibb Company and Deere & Company.

Director since 2002.

Michael L. Eskew, 57, Chairman of the Board and Chief Executive Officer, United Parcel Service, Inc., a provider of specialized transportation and logistics services, since 2002. Mr. Eskew was appointed Executive Vice President in 1999 and Vice Chairman in 2000 before becoming Chairman and Chief Executive Officer in January 2002. Mr. Eskew is on the board of the following public company in addition to 3M and United Parcel Service: International Business Machines Corp.

Director since 2003.

W. James Farrell, 64, Retired Chairman and Chief Executive Officer, Illinois Tool Works Inc., a multi-national manufacturer of highly engineered fasteners, components, assemblies and systems. Mr. Farrell served in various executive capacities since joining ITW before becoming Chairman and Chief Executive Officer in 1996. He retired as Chief Executive Officer in 2005 and as Chairman in 2006. Mr. Farrell is on the boards of the following public companies in addition to 3M: Abbott Laboratories, The Allstate Corporation, and UAL Corporation.

Director since 2006

Edward M. Liddy, 61, Chairman and Former Chief Executive Officer of The Allstate Corporation, the parent of Allstate Insurance Company, a personal lines insurance company. He served as President and Chief Operating Officer of The Allstate Corporation from 1994 to 1998. Mr. Liddy is on the board of the following public company in addition to 3M and The Allstate Corporation: Goldman Sachs Group, Inc.

Director since 2000.

Robert S. Morrison, 64, Retired Vice Chairman of PepsiCo, Inc., a processor of packaged foods and beverages. Mr. Morrison served as Vice Chairman of PepsiCo, Inc. from 2001 to February 2003. From 1997 until the 2001 merger with PepsiCo, Mr. Morrison was Chairman, President and Chief Executive Officer of The Quaker Oats Company. From June 30 to December 6, 2005, Mr. Morrison served as interim Chairman of the Board and Chief Executive Officer of 3M Company. Mr. Morrison is on the boards of the following public companies in addition to 3M: AON Corporation, Illinois Tool Works, Inc., and the Tribune Company.

Director since 2002.

Aulana L. Peters, 65, Retired Partner, Gibson, Dunn & Crutcher LLP. Mrs. Peters is a retired partner of the law firm of Gibson, Dunn & Crutcher where she was a partner from 1980 to 1984 and 1988 to 2000. From 1984 to 1988, she served as a Commissioner of the Securities and Exchange Commission. From January 2001 to April 2002, Mrs. Peters served as a member of the Public Oversight Board (“POB”) of the American Institute of Certified Public Accountants. Mrs. Peters has also served as a member of the Steering Committee for Financial Accounting Standards Board’s Financial Reporting Project and a member of the POB’s Blue Ribbon Panel on Audit Effectiveness. Currently, Mrs. Peters serves on the U.S. Comptroller General’s Accountability Advisory Panel and is a member of the International Public Interest Oversight Board which oversees the standard setting process of the International Federation of Accountants for auditing, assurance, independence and ethics standards. Mrs. Peters is on the boards of the following public companies in addition to 3M: Deere & Company, Merrill Lynch & Co., Inc., and Northrop Grumman Corporation.

Director since 1990.

Rozanne L. Ridgway, 71, Former Assistant Secretary of State for Europe and Canada. Ambassador Ridgway served in the U.S. Foreign Service from 1957 to 1989, including assignments as Ambassador for Oceans and Fisheries Affairs, Ambassador to Finland and to the German Democratic Republic, and from 1985 and until her retirement in 1989, Assistant Secretary of State for European and Canadian Affairs. Ambassador Ridgway served as President until 1993 and Co-Chair until mid-1996 of the Atlantic Council of the United States, an association to promote better understanding of major foreign policy issues. Ambassador Ridgway is on the boards of the following public companies in addition to 3M: The Boeing Company, Emerson Electric Co., Manpower Inc., and Sara Lee Corporation. She is also a director in three funds in the American Funds complex.

Director since 1989.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2007. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the selection.

During 2006, PricewaterhouseCoopers LLP served as the Company’s independent registered public accounting firm and also provided certain tax and other audit-related services. For a description of those services and the fees paid, see section entitled “Fees of Independent Registered Public Accounting Firm.”

Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement.

Recommendation of the Board

The Board of Directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. Proxies solicited by the Board of Directors will be voted “FOR” ratification unless a contrary vote is specified.

PROPOSAL NO. 3

PROPOSAL TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO
ELIMINATE THE SUPERMAJORITY VOTE REQUIREMENTS

Stockholders are being asked to approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate the supermajority vote requirements and fair price provision by deleting Article ELEVENTH (“Amendment No.1”).

In determining whether Amendment No. 1 is in the best interests of the Company’s stockholders, the Nominating and Governance Committee and the Board considered arguments for and against the supermajority vote requirement that was adopted by the Board and approved by the stockholders in 1986. The Board considered that the provisions that require a supermajority vote to amend certain provisions of the Restated Certificate of Incorporation can be viewed as facilitating corporate governance stability by requiring broad stockholder consensus to effect changes.

The Board also considered the views of investors who believe that these provisions are inconsistent with principles of good corporate governance in that they limit shareholders’ ability to participate effectively in corporate governance. According to some investors, the requirement of a supermajority vote can limit the ability of a majority of the stockholders at any particular time to effect change by essentially providing a veto to a large minority shareholder or group of shareholders. In addition, a lower threshold for shareholder votes can increase shareholders’ ability to participate effectively in corporate governance.

After weighing all of these considerations, the Nominating and Governance Committee recommended the elimination of the supermajority vote requirements, and the Board agreed and determined that Amendment No. 1 is advisable and in the best interests of the Company and its stockholders. The Board of Directors has adopted resolutions approving and declaring the advisability of Amendments No. 1 to our Restated Certificate of Incorporation to eliminate the supermajority vote requirements. Accordingly, the Board has approved Amendment No. 1 (which is described below and set forth in its entirety in the Certificate of Amendment in Appendix G-2), and recommends that the stockholders approve Amendment No. 1 by voting in favor of this Proposal. The supermajority vote provision and the proposed Amendment No. 1 are described in greater detail below.

Supermajority Vote Requirements

Article ELEVENTH of our Restated Certificate of Incorporation requires the affirmative vote of at least 80% of our outstanding voting stock to amend, alter or repeal our Bylaws or certain provisions of Restated Certificate of Incorporation. The proposed Amendment No. 1 would remove the 80% supermajority vote requirement currently in place to approve, alter, amend or repeal the provisions of the Restated Certificate of Incorporation relating to:

•       To amend, alter or repeal any provision of our Bylaws

•       To amend, alter or repeal Article ELEVENTH or Article THIRTEENTH of the Restated Certificate of Incorporation. (The Company has separately asked stockholders to repeal Article THIRTEENTH in Proposal No. 4.)

If stockholders approve Amendment No. 1, the principal effect will be that those provisions may be amended, altered or repealed upon approval of the Board of Directors and the vote of the holders of a majority of 3M’s outstanding stock entitled to vote on such amendment.

The Board has separately proposed to repeal other provisions of the Restated Certificate of Incorporation, as discussed below in “Proposal No. 4: Proposal to Amend the Company’s Restated Certificate of Incorporation to Eliminate the Fair Price Provision.” The amendments to the Restated Certificate of Incorporation proposed under Proposal No. 3 and Proposal 4 are set forth in Appendix G-1, with deletions indicated by strikeout and additions indicated by underline that will be made to the extent stockholders approve the amendments. The current provisions and proposed amendment described above are qualified in their entirety by reference to the actual text as set forth in Appendix G-1.

Vote Required:   The affirmative vote of at least 80% of all outstanding shares of Common Stock is required for approval of this proposal. An abstention on this proposal is not an affirmative vote and therefore will have the same effect as a vote against this proposal.

Effective Date:   If approved by the stockholders, the amendment to the Restated Certificate of Incorporation would become effective upon the filing with the Secretary of State of Delaware of a Certificate of Amendment, which is set forth in Appendix G-2 attached hereto (in a form assuming both amendments to the Restated Certificate of Incorporation described in Proposal No. 3 and Proposal No. 4 are approved, which will be modified to the extent stockholders do not approve both amendments), which filing is expected to take place shortly after the stockholders approve the amendment.

Recommendation of the Board

The Board of Directors unanimously recommends that stockholders vote “FOR” this proposal to amend the Restated Certificate of Incorporation to eliminate all supermajority vote requirements. Proxies solicited by the Board of Directors will be voted FOR this proposal unless a contrary vote is specified.

PROPOSAL NO. 4

PROPOSAL TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO
ELIMINATE THE FAIR PRICE PROVISION

Stockholders are being asked to approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate the fair price provision by deleting Article THIRTEENTH (“Amendment No. 2”).

Our Board, after careful consideration and upon recommendation of the Nominating and Governance Committee, has concluded that it is in the best interests of the Company’s stockholders to propose Amendment No. 2 to the Company’s Restated Certificate of Incorporation to repeal the fair price provision and to request stockholder approval of that amendment.

A fair price provision is an anti-takeover measure designed to help companies defend against certain kinds of tender offers, known as coercive, two-tiered tender offers. In this type of takeover, a potential acquirer will offer one price for the shares needed to gain control of a target company and then offer a lower price or other less favorable consideration for the remaining shares, thereby creating pressure for stockholders to tender their shares for the tender offer price, regardless of their value. Standard fair price provisions encourage a potential acquirer to negotiate with a company’s board of directors by requiring the potential acquirer to pay a “fair price” for all shares as determined under a specified formulation, unless the acquirer’s offer has satisfied specified board or stockholder approval requirements.

Section 203 of the Delaware General Corporation Law (“DGCL”) contains provisions that provide similar protection to those under Article THIRTEENTH. When Article THIRTEENTH of our Restated Certificate of Incorporation was adopted in 1986, Section 203 of the DGCL had not yet been enacted. The Board believes the protection afforded by Section 203 of the DGCL is sufficient, and that a separate provision in the Restated Certificate of Incorporation is no longer necessary. The Board has adopted resolutions approving and declaring the advisability of the amendment to our Restated Certificate of Incorporation to repeal in its entirety the fair price provision currently set forth in Article THIRTEENTH of the Restated Certificate of Incorporation, subject to stockholder approval.

After weighing all of these considerations, the Nominating and Governance Committee recommended the elimination of the fair price provision, and the Board agreed and determined that Amendment No. 2 is advisable and in the best interests of the Company and its stockholders. The Board of Directors has adopted resolutions approving and declaring the advisability of amendments to our Restated Certificate of Incorporation to eliminate the fair price provision. Accordingly, the Board has approved Amendment No. 2 (which is described below and set forth in its entirety in the Certificate of Amendment in Appendix G-2), and recommends that the stockholders approve Amendment No. 2 by voting in favor of this Proposal. The fair price provision and the proposed amendment are described in greater detail below.

Fair Price Provision

Article THIRTEENTH of our Restated Certificate of Incorporation, which is sometimes referred to as a “fair price” provision, requires the affirmative vote of the holders of at least 80% of the outstanding voting stock to approve certain transactions involving any person or group that beneficially owns at least 10% of our outstanding voting stock (a “Related Person”). Under the proposed amendments, this Article would be deleted in its entirety. The current supermajority requirements of Article THIRTEENTH apply to the following transactions between a Related Person and 3M:

•       A merger or consolidation;

•       A sale, lease, exchange or other disposition of all or any substantial part of 3M’s assets or any of its majority owned subsidiaries;

•       Certain issuances to a Related Person of our stock or securities convertible into or exchangeable for our stock or stock of one of our a majority-owned subsidiaries; or

•       A voluntary dissolution or liquidation.

This voting requirement does not apply to (a) transactions approved by the Board of Directors and the majority of the Continuing Directors (directors who were directors prior to the time the Related Person became a Related Person, and directors recommended for election by such directors) and (b) in the case of any action or transaction pursuant to which shareholders will receive cash, property, securities or other consideration, the cash or market value of the property, securities or other consideration to be received by the shareholders is deemed to be “fair” (the cash or market value must be not less than the higher of (x) the highest price per share paid by the Related Person in acquiring any of its holdings of 3M stock, or (y) the highest closing sale price on any day either since the Related Person acquired its first share of capital stock of 3M which it continues to own or control or during the five years preceding the date of consideration of the action or transaction by the 3M’s Board of Directors, whichever period is shorter). ARTICLE THIRTEENTH also includes a requirement that Article THIRTEENTH can only be amended, altered or repealed with the affirmative vote of the holders of at least 80% of all of the then outstanding shares of voting stock, voting together as a single class.

The repeal of Article THIRTEENTH will have two principal effects on stockholder voting: First, those transactions covered by Article THIRTEENTH that would otherwise require a stockholder vote under the Delaware General Corporation Law would require the vote of the holders of a majority of our outstanding stock, rather than an 80% supermajority vote. Second, the Board of Directors will be able to effect, without obtaining stockholder approval, those transactions covered by Article THIRTEENTH that do not otherwise require stockholder approval under Delaware law.

3M will continue to be subject to Section 203 of the Delaware General Corporation Law without regard to whether the proposed amendments are approved. Section 203 provides, in general, that a transaction constituting a “business combination” within the meaning of Section 203 involving a person owning 15% or more of our voting stock (referred to as an “interested stockholder”), cannot be completed for a period of three years after the date the person became an interested stockholder unless (1) the Board of Directors approved either the business combination or the transaction that resulted in the person becoming an interested stockholder prior to such business combination or transaction, (2) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owned at least 85% of our outstanding voting stock (excluding shares owned by persons who are directors and also officers of 3M and shares owned by certain 3M employee benefit plans), or (3) the business combination was approved by the Board of Directors and by the affirmative vote of at least 66 2/3% of our outstanding voting stock not owned by the interested stockholder.

The Board has separately proposed to repeal other provisions of the Restated Certificate of Incorporation, as discussed below in “Proposal No. 3: Proposal to Amend the Company’s Restated Certificate of Incorporation to Eliminate the Supermajority Vote Requirements.” The amendments to the Restated Certificate of Incorporation proposed under Proposal No. 3 and Proposal No. 4 are set forth in Appendix G-1, with deletions indicated by strikeout and additions indicated by underline that will be made to the extent stockholders approve the amendments. The current provisions and proposed amendment described above are qualified in their entirety by reference to the actual text as set forth in Appendix G-1.

Vote Required:   The affirmative vote of at least 80% of all outstanding shares of Common Stock is required for approval of this proposal. An abstention on this proposal is not an affirmative vote and therefore will have the same effect as a vote against this proposal.

Effective Date:   If approved by the stockholders, the amendment to the Restated Certificate of Incorporation would become effective upon the filing with the Secretary of State of Delaware of a Certificate of Amendment, which is set forth in Appendix G-2 attached hereto (in a form assuming both amendments to the Restated Certificate of Incorporation described in Proposal No. 3 and Proposal No. 4 are approved, which will be modified to the extent stockholders do not approve both amendments), which filing is expected to take place shortly after the stockholders approve the amendment.

Recommendation of the Board

The Board of Directors unanimously recommends that stockholders vote “FOR” this proposal to amend the Restated Certificate of Incorporation to eliminate the “fair price” provision. Proxies solicited by the Board of Directors will be voted FOR this proposal unless a contrary vote is specified.

PROPOSAL NO. 5

PROPOSAL TO APPROVE THE EXECUTIVE ANNUAL INCENTIVE PLAN

At its meeting on February 11, 2007, the Compensation Committee of the Board of Directors (the “Committee”) adopted the 3M Executive Annual Incentive Plan (the “Annual Incentive Plan” or the “Plan”). This Annual Incentive Plan replaces the Executive Profit Sharing Plan by which the Company previously provided short-term incentive compensation to certain of its executive officers. This change is part of the Company’s strategy of replacing quarterly profit sharing as its primary vehicle for delivering short-term incentive compensation to employees with annual incentive compensation. This strategy is intended to accomplish a number of objectives, all of which are consistent with delivering increased stockholder value.

The Annual Incentive Plan is intended to comply with the requirements of section 162(m) of the Internal Revenue Code, so that the Company is able to deduct for Federal income tax purposes payments of annual incentive compensation made to its named executive officers (as identified in the Summary Compensation Table in this proxy statement). In general, section 162(m) imposes a limit on the amount of compensation paid to a corporation’s named executive officers that may be deducted for Federal income tax purposes. This limit does not apply to compensation that is considered “performance-based” for purposes of section 162(m). One of the conditions for compensation to be considered “performance-based” under section 162(m) requires that the material terms under which such compensation will be paid, including the performance goals, be disclosed to and approved by shareholders. Thus, when the Compensation Committee adopted the Annual Incentive Plan, it made its approval subject to the condition that the Plan be approved by a majority vote of the Company’s stockholders at the Company’s next annual meeting.

Summary of the Annual Incentive Plan

The following is only a summary of the material terms of the Annual Incentive Plan and is qualified in its entirety by reference to the full plan document for the Plan, which is attached as Appendix H to this proxy statement.

1.               What are the purposes of the Annual Incentive Plan? — The purposes of the Plan are to attract and retain highly qualified individuals to serve as executive officers of the Company, to focus their attention on achieving certain business objectives established for the Company and its business units, and to provide these individuals with incentive compensation that is designed to qualify as performance-based compensation for purposes of section 162(m) of the Internal Revenue Code.

2.               Who is eligible to participate in the Annual Incentive Plan? — Participation in the Plan is limited to the named executive officers of the Company and those other senior executives of the Company whose compensation is approved by the Compensation Committee of the Board of Directors. The named executive officers are those individuals covered by the SEC’s disclosure requirements for executive compensation (as reflected in the Summary Compensation Table in this proxy statement).

3.               Who administers the Annual Incentive Plan? — The Compensation Committee will administer the Plan. The Committee has full power and authority to interpret the Plan, establish, amend and rescind any rules, forms or procedures as it deems necessary for the proper administration of the Plan, determine the manner and time of payment of the annual compensation payable under the Plan, and to take any other action as it deems necessary or advisable in connection with the Plan. The Committee may delegate any of its administrative responsibilities in connection with the Plan to the appropriate employees of the Company.

4.               How are the amounts of annual incentive compensation paid under the Plan determined? — The Plan establishes limits on the maximum annual incentive payable to any participating individual for any year. For the named executive officers of the Company, this limit is one quarter of one percent (0.25%) of the adjusted net income of the Company for the year. For all other individuals participating in the Plan, this limit is one tenth of one percent (0.1%) of the adjusted net income of the Company for the year. Subject to these limits, the Committee determines the amount of each individual’s annual incentive opportunity for each year and has the discretion to reduce the annual incentive payable to such individual below the applicable limit.

5.               How are annual incentive compensation payments made under the Plan? — Payments may be made in the form of cash or in the form of shares of 3M common stock, restricted stock or restricted stock units delivered pursuant to the Company’s Management Stock Ownership Program. All payments for a year will be made no later than March 15 of the following year, but not until the Committee has certified in writing that the performance goal for the year has been satisfied and that the limits on the maximum annual incentive payable to any individual participating in the Plan have not been exceeded.

6.               Under what circumstances may an individual lose the right to receive annual incentive compensation under the Plan? — If an individual’s employment with 3M ends for any reason other than retirement or death, that individual’s participation in the Plan will end and any annual incentive compensation that would otherwise have been payable to such individual for the year in which his or her employment ended will be forfeited.

7.               What are the Federal income tax consequences of the annual incentive compensation paid under the Plan? — Annual incentive compensation payments made in cash or shares of 3M common stock will be taxed to the recipient as ordinary income in the year of receipt. Annual incentive compensation delivered in the form of restricted stock or restricted stock units will be taxed to the recipient as ordinary income when the shares of restricted stock or the restricted stock units vest. Assuming that 3M’s stockholders approve the Plan and that the other requirements for performance-based compensation under section 162(m) of the Internal Revenue Code are satisfied, the Company will be entitled to a deduction for Federal income tax purposes equal to the amount of income recognized by participants in the Plan in each year that such income is recognized.

8.               How long will the Annual Incentive Plan remain in effect, and may it be changed? — The Plan became effective on January 1, 2007, subject to the requirement that it be approved by a majority vote of the Company’s stockholders at the Company’s next annual meeting. Once approved, the Plan will remain in effect until terminated by the Compensation Committee. The Committee may amend the Plan at any time, except that no amendment which would (a) increase the limit on the annual incentive compensation payable to any participant, or (b) revise the performance goal available for determining the amount of annual incentive compensation payable under the Plan, will become effective until it has been approved by a majority vote of the Company’s stockholders.

Recommendation of the Board

The Board of Directors recommends a vote “FOR” the proposal to approve the adoption of the 3M Executive Annual Incentive Plan as well as the material terms under which compensation would be paid to individuals participating in such 3M Plan. Proxies solicited by the Board of Directors will be voted “FOR” this proposal unless a contrary vote is specified.

The affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote is required to approve this proposal. If the proposal is not approved, the Committee would need to decide whether to implement the Annual Incentive Plan without stockholder approval, resume the previous Executive Profit Sharing Plan or select another method of delivering short-term incentive compensation.

PROPOSAL NO. 6

PROPOSAL TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE CRITERIA
UNDER THE PERFORMANCE UNIT PLAN

As described in the Compensation Discussion and Analysis, the Performance Unit Plan is one element of the Company’s compensation program for its executives. The Plan provides long-term incentive compensation payable annually based on the Company’s attainment of the performance criteria selected by the Compensation Committee for each year’s awards. This performance is measured over rolling three-year periods.

The Plan was first approved by the Company’s stockholders in 1981, and they have since approved amendments to the Plan in 1994, 1997 and 2002. The last amendment expanded the available performance criteria to include improvement in economic profit as well as improvements in certain asset or financial measures. The performance criteria used in making awards under the Plan since 2005 have been improvement in economic profit and real worldwide sales growth.

At its meeting on February 11, 2007, the Compensation Committee approved an amendment to the Plan which amends the available performance criteria to include adjusted net income or improvement in adjusted net income, earnings per share or improvement in earnings per share, net sales, cash flow, gross margin, operating margin, earnings before interest and taxes, EBITDA, economic value added, stock price, return on assets or net assets, and operating income or improvement in operating income. As amended, the performance criteria available to the Compensation Committee under the Plan now include return on capital employed, return on assets or net assets, net sales, sales growth, cash flow, earnings per share or improvement in earnings per share, return on equity, stock price, gross margin, operating margin, total shareholder return, economic value added, economic profit or improvement in economic profit, earnings before interest and taxes, EBITDA, operating income or improvement in operating income, improvements in certain asset or financial measures, reductions in certain asset or cost areas, net income or variations of net income in varying time periods, and comparisons with other peer companies or industry groups or classifications with regard to one or more of these criteria. As amended, the criteria may now apply either to the Company as a whole or to any of its business segments.

In order to preserve the Company’s ability to deduct for Federal income tax purposes the payments made under the Plan to certain of its executives, Section 162(m) of the Internal Revenue Code and the regulations issued thereunder require that the Company’s stockholders approve the material terms of these performance criteria as amended by the Compensation Committee.

Recommendation of the Board

The Board of Directors recommends a vote “FOR” the proposal to approve the material terms of the performance criteria under the Performance Unit Plan. Proxies solicited by the Board of Directors will be voted “FOR” this proposal unless a contrary vote is specified.

The affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote is required to approve this proposal. If the proposal is not approved, the available performance criteria under the Plan will remain the same; however, some of the compensation paid to certain executives under the Plan may not be deductible, resulting in additional costs to the Company.

PROPOSAL NO. 7

STOCKHOLDER PROPOSAL ON EXECUTIVE COMPENSATION
BASED ON THE PERFORMANCE OF PEER COMPANIES

3M has received a stockholder proposal from the United Brotherhood of Carpenters Pension Fund (the “Proponent”). The Proponent has requested the Company to include the following proposal and supporting statement in its proxy statement for the Annual Meeting of Stockholders. The proposal may be voted on at the Annual Meeting only if properly presented by the Proponent or the Proponent’s qualified representative.

Proponent’s Proposal:

Resolved: That the shareholders of 3M Company (“Company”) request that the Board of Director’s Executive Compensation Committee establish a pay-for-superior-performance standard in the Company’s executive compensation plan for senior executives (“Plan”), by incorporating the following principles into the Plan:

1.               The annual incentive or bonus component of the Plan should utilize defined financial performance criteria benchmarked against a disclosed peer group of companies, and provide that an annual bonus should be awarded only when the Company’s performance exceeds its peers’ median or mean performance on the selected financial criteria;

2.               The long-term compensation component of the Plan should utilize defined financial and/or stock price performance criteria benchmarked against a disclosed peer group of companies. Options, restricted shares, or other equity or non-equity compensation used in the Plan should be structured so that compensation is received only when the Company’s performance exceeds its peers’ median or mean performance on the selected financial and stock price performance criteria; and

3.               Plan disclosure should be sufficient to allow shareholders to determine and monitor the pay and performance correlation established in the Plan.

Supporting Statement:

We feel it is imperative that compensation plans for senior executives be designed and implemented to promote long-term corporate value. A critical design feature of a well-conceived executive compensation plan is a close correlation between the level of pay and the level of corporate performance relative to industry peers. We believe the failure to tie executive compensation to superior corporate performance; that is, performance exceeding peer group performance, has fueled the escalation of executive compensation and detracted from the goal of enhancing long-term corporate value.

We believe that common compensation practices have contributed to excessive executive compensation. Compensation committees typically target senior executive total compensation at the median level of a selected peer group, then they design any annual and long-term incentive plan performance criteria and benchmarks to deliver a significant portion of the total compensation target regardless of the company’s performance relative to its peers. High total compensation targets combined with less than rigorous performance benchmarks yield a pattern of superior-pay-for-average-performance. The problem is exacerbated when companies include annual bonus payments among earnings used to calculate supplemental executive retirement plan (SERP) benefit levels, guaranteeing excessive levels of lifetime income through inflated pension payments.

We believe the Company’s Plan fails to promote the pay-for-superior-performance principle. Our Proposal offers a straightforward solution: The Compensation Committee should establish and disclose financial and stock price performance criteria and set peer group-related performance benchmarks that permit awards or payouts in its annual and long-term incentive compensation plans only when the Company’s performance exceeds the median of its peer group. A senior executive compensation plan based on sound pay-for-superior-performance principles will help moderate excessive executive compensation and create competitive compensation incentives that will focus senior executives on building sustainable long-term corporate value.

Board’s Statement Opposing the Proposal

After careful consideration, and for the reasons set forth below, the Board believes that the proposal to require the Compensation Committee (the “Committee”) to establish a pay-for-superior-performance standard by using the performance of peer companies in addition to 3M’s performance to determine the amount of payments under 3M’s performance based compensation plans for senior executives is not in the best interests of 3M or its stockholders for the following reasons:

1.               3M’s compensation program for its executives does not provide “excessive executive compensation” as implied by this proposal. As described in the Compensation Discussion and Analysis, the Compensation Committee relies on frequent and multiple surveys of the executive compensation practices of a premier group of comparator companies to ensure that the compensation delivered to 3M’s executives remains competitive with and in the appropriate relationship to such compensation at these comparator companies. When these surveys reveal that the compensation paid to executives at these comparator companies declines, as it recently did with respect to long-term incentive compensation, the long-term incentive compensation provided by 3M to its executives declines as well.

2.               Total compensation must be competitive to attract the best talent to 3M; motivate employees to perform at their highest levels; reward outstanding achievement; and retain those individuals with the leadership abilities and skills necessary for building long-term stockholder value. Senior executives are effectively motivated when their performance-based compensation is directly tied to 3M’s performance and not to the performance of “peer companies” over which 3M’s senior executives have no control. Compensation plans that would pay nothing for outstanding performance that merely matched the performance of

3M’s peer companies would not accomplish these purposes. Linking 3M’s executive compensation to the Company’s relative performance as compared to peer companies may have unintended and undesirable consequences due to the varying and unforeseeable circumstances that may impact such other companies.

3.               3M already believes strongly in, and has a long history of, linking executive compensation to Company performance. The Board believes that 3M’s current performance-based compensation programs work well and have been a strong contributing factor to the Company’s success over the years, providing real value to its stockholders. The Board believes that it is in the best interests of stockholders to give the Committee the flexibility and discretion to use performance-based compensation and equity incentive tools as appropriate based on the circumstances and information available at the time. For this reason and the other reasons stated above, the Board believes that the adoption of the stockholder proposal is unnecessary and would be detrimental to the long-term interests of the Company’s stockholders.

Recommendation of the Board

The Board of Directors recommends a vote “AGAINST” this proposal for the reasons discussed above. Proxies solicited by the Board of Directors will be voted “AGAINST” this proposal unless a stockholder indicates otherwise in voting the proxy.

PROPOSAL NO. 8

STOCKHOLDER PROPOSAL ON
SELECTION OF DIRECTORS FROM THE RANKS OF EMPLOYEES OR RETIREES

3M has received a stockholder proposal from Anthony P. Manzara (the “Proponent”). The Proponent has requested the Company to include the following proposal and supporting statement in its proxy statement for the Annual Meeting of Stockholders. The proposal may be voted on at the Annual Meeting only if properly presented by the Proponent or the Proponent’s qualified representative.

Proponent’s Proposal:

Resolved: Four of the nine (non-Chair) members of the Board of Directors of 3M shall be current or former employees of the Company with at least twenty years of 3M service, this change in Board membership to be accomplished with the first elections of new Directors following acceptance of this Proposal, as the terms of current Directors expire. If the total number of Directorships is changed, the number of Directorships allotted to current or former 3M employees (as defined above) will be changed proportionately as closely as possible.

Stockholder Supporting Statement

Well-meaning outside Directors have moved 3M in the direction of becoming a clone of the average large U.S.-based business enterprise. They have not experienced the unique system and culture by which 3M has been able to grow and prosper in the past, and (with the notable exception of Mr. Morrison) don’t seem to be talking with rank-and -file employees to gain such understanding, and so are imposing a “one size fits all” system which has been gradually eliminating 3M’s special culture and capabilities. Having a significant number of Directors on the Board who have lived in the 3M system and understand its special character will help the Board to guide 3M more appropriately.

Since I am currently a 3M employee, my only material interest in this proposal is to see 3M return to its glory days, enhancing the value of the employment experience and the price of the stock. I would present this proposal at the Annual Meeting.

Board’s Statement Opposing the Proposal

The New York Stock Exchange is the principal listing exchange of shares of 3M common stock and requires a majority of 3M directors to be independent. The Proposal states that “Four of the nine (non-Chair) members of the Board of Directors of 3M shall be current or former employees of the Company with at least twenty years of 3M service…”  The Company currently has ten directors — one employee director who serves as Chairman of the Board and nine independent directors. Under this Proposal, the Board faces the impossible task of complying with the listing standards of the New York Stock Exchange since five directors will be independent and five will not be independent — a clear violation of the New York Stock Exchange Listing Standards.

Furthermore, due to the mandatory nature of the Proposal and its lack of reasonable flexibility or mechanism for the Board to cure a violation of the standard set by the Proposal, the Board believes it is not within its power to ensure that “with the first elections of new Directors following acceptance of this Proposal,” individuals meeting the specified criteria — “current or former 3M employees with at least twenty years of 3M service” — would be elected by shareholders and would be willing to serve, in order to maintain the “four of the nine” proportion required by the Proposal. These mandatory requirements, calling for election of persons chosen from a designated group, are beyond the power of the Company to effectuate.

After careful consideration, and for the reasons set forth above, the Board believes adopting the Proposal would cause the Company to violate the listing standards of the New York Stock Exchange, would be beyond its power to effectuate, and would not be in the best interests of the Company or its stockholders.

Recommendation of the Board

The Board of Directors recommends a vote “AGAINST” this proposal for the reasons discussed above. Proxies solicited by the Board of Directors will be voted “AGAINST” this proposal unless a stockholder indicates otherwise in voting the proxy.

COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning beneficial ownership of the Company’s common stock as of February 28, 2007, for: (a) each director and the nominees for director; (b) Named Executive Officers set forth in the Summary Compensation Table; and (c) the directors and executive officers as a group. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

The number of shares beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of April 29, 2007 (60 days after February 28, 2007), through the exercise of any stock option or other right. Options exercisable within 60 days after February 28, 2007, are shown separately.

Beneficial Ownership Table

Name and Principal Position	Common Stock Beneficially Owned (1)		Options Exercisable (2)	Shares Held as Deferred Stock (3)	Total
Linda G. Alvarado, Director	6,214		—	5,319	11,533
Vance D. Coffman, Director	2,663		—	8,471	11,134
Michael L. Eskew, Director	0		—	8,942	8,942
W. James Farrell, Director	0		—	454	454
Edward M. Liddy, Director	0		—	15,809	15,809
Robert S. Morrison, Director	4,506		30,567	7,289	42,362
Aulana L. Peters, Director	2,345		—	34,287	36,632
Rozanne L. Ridgway, Director	2,576		—	46,446	49,022
Kevin W. Sharer, Director	878		—	10,548	11,426
George W. Buckley, Director,	194,413	(4)	50,000	0	244,413
Chairman of the Board, President and Chief Executive Officer
Patrick D. Campbell	21,593		219,346	0	240,939
Chief Financial Officer
Moe S. Nozari	97,100		328,767	0	425,867
Executive Vice President
Fred J. Palensky	40,809		186,398	0	227,207
Executive Vice President
Richard F. Ziegler	16,055	(5)	107,531	0	123,586
Senior Vice President
All Directors and Executive Officers as a Group (26 persons) (6)	601,589		2,106,057	137,565	2,845,211

FOOTNOTES TO BENEFICIAL OWNERSHIP TABLE

(1)  “Common Stock Beneficially Owned” includes (a) stock held in joint tenancy, (b) stock owned as tenants in common, (c) stock owned or held by spouse or other members of the nominee’s household, and (d) stock in which the nominee either has or shares voting and/or investment power, even though the nominee disclaims any beneficial interest in such stock. Options exercisable within 60 days after February 28, 2007, are shown separately.

(2)  Option prices for these shares range from $43.3500 to $87.75 per share.

(3)  “Shares Held as Deferred Stock” by nonemployee directors represent the number of shares of the Company’s common stock, as of February 28, 2007, which the directors will receive upon termination of membership on the Board of Directors for any reason. These shares result from the voluntary election by the nonemployee directors to defer the payment of directors’ fees. No shares of common stock have as yet been issued, and the directors have neither voting nor investment powers in these shares of deferred stock.

(4)  Ownership includes restricted stock units that generally vest over a five-year period if the executive remains continuously employed by the Company and are subject to forfeiture under certain circumstances.

(5)  Ownership includes restricted shares that generally vest in increments of one-third over a seven-year period if the executive remains continuously employed by the Company and are subject to forfeiture under certain circumstances.

(6)  All directors and executive officers as a group owned beneficially less than one percent of the outstanding common stock of the Company.

SECURITY OWNERSHIP OF MORE THAN 5 PERCENT STOCKHOLDERS

The following table sets forth information regarding beneficial ownership of more than 5 percent of the outstanding 3M stock as of December 31, 2006.

Name/Address	Shares Beneficially Owned	Percent of Stock Outstanding
State Street Bank and Trust	55,377,278	7.5
Company (“State Street”) (1) 225 Franklin Street Boston, MA 02110

(1)  State Street holds 7.5 percent of our outstanding common stock as trustee for certain 3M savings plans, including the Company’s Voluntary Investment Plan and Employee Stock Ownership Plan, a 401(k) retirement savings plan. Under the terms of the plans, State Street is required to vote shares allocated to the accounts of the participants in accordance with instructions received from such participants. Information is based on a Schedule 13G filed with the SEC on February 12, 2007. State Street disclaims beneficial ownership of all of the shares listed above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file with the Securities Exchange Commission reports regarding their ownership and changes in ownership of our stock. 3M believes that during 2006, its directors and executive officers complied with all Section 16(a) filing requirements. In making this statement, 3M has relied upon examination of the copies of Forms 3, 4, and 5 and the written representations of its directors and executive officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

3M pays its executives compensation to recognize their contributions to the success of its business and provide incentives for them to deliver performance that meets the growth and other objectives of the Company. All elements of this compensation are determined by the Compensation Committee of the Board of Directors (the “Committee”), which is composed solely of independent nonemployee directors. However, the Committee’s decisions concerning the compensation of 3M’s Chief Executive Officer are subject to ratification by the independent directors of the Board of Directors.

As of December 31, 2006, the members of the Committee were Vance D. Coffman, Robert S. Morrison, Aulana L. Peters, Rozanne L. Ridgway, and Kevin W. Sharer. The Committee operates pursuant to a Charter attached to this proxy statement as Appendix D. During 2006, the Committee was assisted by its independent compensation consultant, George B. Paulin of Frederic W. Cook & Co., Inc. In addition to participating in the meetings of the Committee, Mr. Paulin provided significant assistance and advice during an extensive review of the Company’s short-term and long-term incentive compensation plans. Frederic W. Cook & Co., Inc., along with two other compensation consulting firms, provides executive compensation survey data relied upon by the Committee in establishing competitive compensation for 3M’s executives.

3M’s executive officers (especially Mr. Buckley) assist the Committee with the process of determining the compensation of the Company’s executives.

Objectives of 3M’s compensation program

3M believes that the compensation of its executives should be closely tied to the performance and growth of the Company, so that their interests are aligned with the interests of 3M stockholders. Consistent with this philosophy, the following core principles provide a framework for the Company’s executive compensation program:

•       Total compensation must be competitive to attract the best talent to 3M; motivate executives to perform at their highest levels; reward outstanding achievement; and retain those individuals with the leadership abilities and skills necessary for building long-term stockholder value;

•       The portion of an executive’s total compensation that varies with performance and is therefore at risk should increase with the level of an individual’s responsibility;

•       The goals for any variable pay plans must be consistent with the Company’s business objectives and increasing stockholder value; and

•       Executives are most effectively motivated to build long-term stockholder value when a significant portion of their personal net worth is invested in 3M stock.

In order to accomplish the objective of providing competitive total compensation, 3M annually surveys the executive compensation practices of a premier group of comparator companies. The survey data is obtained from three independent consultants (Hewitt Associates, Frederic W. Cook & Co., Inc., and Towers Perrin). With this information, the Committee aims to provide the Company’s executives with short-term cash compensation at or very close to the median of this comparator group and long-term incentive compensation at the average of the 50th and 75th percentiles of this comparator group. The comparator group consists of the companies in the Dow Jones Industrial Average, modified to exclude financial services companies, and other companies with annual revenue exceeding $10 billion that participate in the consultants’ executive compensation surveys. Survey data is adjusted to recognize the different sizes of the comparator companies (based on annual revenues) as compared to the size of 3M.

What the compensation program is designed to reward

3M’s executive compensation program is designed to link individual rewards to the profitability and growth of the Company’s business. 3M believes that an individual’s pay should reflect his or her sustained performance and contributions to the Company. The program is also designed to reward increasing stockholder value through a combination of equity and cash based long-term incentives. All of the incentive compensation elements of the program are designed to incent performance that meets or exceeds the growth and profitability objectives of the Company.

Elements of the compensation program

During 2006, the compensation program for 3M’s executives consisted of the following elements: base salary, short-term cash incentive in the form of profit sharing, long-term cash incentive in the form of a Performance Unit Plan, and long-term equity incentive in the form of stock options (and in appropriate circumstances, restricted stock or restricted stock units). These executives also participated in various benefit plans made available to most of 3M’s U.S. employees, were eligible to participate in several deferred compensation plans, and received other benefits and perquisites. The entire program applied to approximately 110 executives during 2006, including all 5 of the individuals named in the Summary Compensation Table (George W. Buckley, Chief Executive Officer, President and Chairman of the Board, Patrick D. Campbell, Senior Vice President and Chief Financial Officer, Moe S. Nozari, Executive Vice President, Consumer and Office Business, Frederick J. Palensky, Executive Vice President, Research and Development and Chief Technology Officer, and Richard F. Ziegler, Senior Vice President, Legal Affairs and General Counsel).

Base salary

3M pays each of its executives a base salary in cash on a monthly basis. The amount of this base salary is reviewed annually, and does not necessarily vary with the performance of the Company.

Short-term incentive

During 2006, 3M provided short-term incentive compensation to its executives and many other global employees through profit sharing plans. Profit sharing is performance-based compensation based on the quarterly economic profit of the Company and its business units. Economic profit is defined as quarterly net operating income minus a charge for operating capital used by the business. The economic profit measurement is directly related to the creation of stockholder value since it emphasizes the effective use of capital and solid profitable growth. Compensation paid under the profit sharing plans fluctuates based on the performance of the Company and its business units. All profit sharing payments are made in cash.

Following a comprehensive review of 3M’s short-term and long-term incentive compensation plans, the Committee has decided to replace the current profit sharing plans with an annual incentive plan. The new annual incentive plan will be based on three performance metrics; organic growth, operating income, and economic profit. This change will be effective in 2007 for the Company’s executives and in 2008 for the remaining employees currently participating in the profit sharing plans. Implementation of the new plan is being phased in over a two year period due to the extensive revisions in 3M’s financial and human resource information systems necessary to administer the plan.

Long-term incentives

3M provides long-term incentive compensation to its executives through its Performance Unit Plan and its Management Stock Ownership Program. Both plans deliver performance-based compensation to these executives, although the basis for measuring this performance varies by plan.

The Performance Unit Plan provides variable compensation to 3M’s executives based on the Company’s long-term performance. The Committee makes annual awards of performance units under the Plan to these executives. The amount payable with respect to each performance unit granted is determined by and is contingent upon attainment of the performance criteria selected each year by the Committee over the applicable three-year performance period. Although the Plan authorizes the payment of performance units in either cash or shares of 3M common stock, the Company has consistently made these payments in the form of cash.

The Management Stock Ownership Program provides compensation to 3M’s executives based on the value of and increases in the value of the Company’s common stock. The Program authorizes the Committee to grant stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock awards to management employees of the Company. The Committee makes annual grants of stock options under the Program to 3M’s executives and other management employees. These options have an exercise price equal to the market price of the Company’s common stock on the grant date, and generally expire ten years after the grant date. Historically, the Committee has made grants of restricted stock and restricted stock units under the Program only to selected executives and other management employees in appropriate circumstances. These circumstances have included the hiring of new executives as well as the need to retain current executives. These shares of restricted stock and restricted stock units vest over periods ranging from one to five years after the grant date, which encourage the executives to remain employed by the Company until the shares or units have vested.

In addition to annual stock option grants, executives who exercise nonqualified stock options granted before 2005 may qualify for the receipt of new progressive stock options (also known as “reloads”). When an executive exercises a nonqualified option granted before 2005 and pays the exercise price of such option using shares of 3M common stock already owned by the executive (a method of exercise known as a “stock swap”), the executive is automatically granted a new progressive stock option for the number of shares used to pay the exercise price as well as the number of shares withheld to pay withholding taxes. The new progressive stock option carries an exercise price equal to the fair market value of a share of 3M common stock on the date of exercise of the pre-2005 nonqualified stock option, and may only be exercised through the original expiration date of such pre-2005 nonqualified stock option. 3M offered progressive stock options with respect to nonqualified stock options granted before 2005 to encourage executives to acquire and accumulate actual shares of 3M common stock by exercising their stock options early rather than holding such options until the end of their term and then exercising them for cash. Stock options granted since 2004 have not been eligible for the grant of new progressive stock options upon their exercise.

New progressive stock option grants are reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table for those named executive officers who received them during 2006. The values for such grants reflected in these Tables were determined in accordance with FAS 123(R). However, the Committee did not consider these new progressive stock option grants to represent incremental compensation value when determining an individual’s annual stock option grant for 2006, because the progressive stock options are merely extensions of the exercised pre-2005 nonqualified stock options.

Benefits and perquisites

3M’s executives participate in most of the same health care, disability, life insurance, pension and 401(k) benefit plans made available generally to the Company’s U.S. employees. In addition, these executives are eligible to participate in several deferred compensation programs that allow them to voluntarily defer the receipt of cash compensation otherwise payable by the Company. These deferred compensation programs enable participating executives to earn the same returns paid on the investment funds offered to participants in the Company’s 401(k) plan or, at the executive’s election, a fixed rate of return based on corporate bond yields. Payment of this deferred compensation and the earnings thereon generally occurs following the end of the executives’ employment with the Company. Executives also receive perquisites described in more detail in footnote 5 to the Summary Compensation Table. Three executives (Mr. Buckley, Mr. Campbell, and Mr. Ziegler) earn supplemental retirement benefits pursuant to their employment agreements with the Company, which were negotiated at the time they agreed to leave their previous employers and join 3M. These supplemental benefits are designed to replace a portion of the pension benefits they failed to earn under the plans of their previous employers because they ended their employment before becoming eligible to retire.

Why 3M chooses to pay each element

3M pays base salary as the core of its executives’ cash compensation, which is necessary to provide competitive total compensation. 3M pays additional cash compensation through a short-term incentive in order to recognize and reward improving business performance. 3M provides long-term incentive compensation through awards under its Performance Unit Plan in order to increase its executives’ focus on and recognize their leadership role in achieving the performance goals selected by the Committee, which are regarded as critical for creating sustainable shareholder value over time. 3M also provides long-term incentive compensation through stock options and restricted stock grants under the Management Stock Ownership Program to better align the interests of its executives with the Company’s stockholders, encourage 3M stock ownership and reward executives for appreciation in 3M’s stock price.

How 3M determines the amount for each element

All amounts are determined by the Committee in recognition of the Company’s annual surveys of the compensation practices of its comparator companies (with the exception of the compensation of Mr. Buckley, which was determined through the negotiation of his employment agreement when he agreed to join the Company as 3M’s Chief Executive Officer in December 2005). With this information, the Committee aims to provide short-term cash compensation that is at or very close to the median of this comparator group and long-term incentive compensation at the average of the 50th and 75th percentiles of this comparator group. By targeting long-term incentive compensation at the average of the 50th and 75th percentiles of this comparator group, 3M is able to reward good performance with long-term awards closer to the 50th percentile and outstanding performance with long-term awards closer to the 75th percentile.

Base salary

Changes in the base salaries of executives are considered annually by the Committee. Any adjustments are made in recognition of changing conditions in the external market along with the individual’s performance during the preceding annual period. Excluding Mr. Buckley (who did not receive an increase during 2006), the Committee increased the base salaries for the executives named in the Summary Compensation Table by an average of 8.1 percent during 2006.

Short-term incentive

During 2006, the Committee chose to deliver short-term incentive compensation in the form of quarterly profit sharing. Profit sharing payouts were based on a single metric, economic profit, although economic profit was measured at different levels of the Company. All executives received at least a portion of their profit sharing based on the quarterly economic profit of the Company as a whole, while some executives received a portion of their profit sharing based on the quarterly economic profit of their respective business units. Mr. Buckley’s target annual profit sharing was established in his employment agreement at $2,600,000, or 162 percent of his annual base salary, and has not subsequently been changed. The target annual planned profit sharing for the other executives named in the Summary Compensation Table was established at 67 percent of their annual base salaries.

Total economic profit of the Company for 2006 amounted to $1.998 Billion, an increase of 2 percent over 3M’s total economic profit for 2005. As a result, the profit sharing payments made to those executives who received profit sharing based solely on the results of the Company as a whole throughout the entire year were 102 percent of their target annual planned profit sharing for the year. For example, Mr. Buckley received profit sharing payments of $2,654,408 for 2006, 2 percent above his target annual planned profit sharing of $2,600,000.

Long-term incentives

During 2006, the Committee chose to deliver two-thirds of the value of the long-term incentive compensation provided to 3M’s executives (other than Mr. Buckley, whose amounts were determined through the negotiation of his employment agreement) in the form of stock options and the remaining one-third in the form of awards under the Performance Unit Plan. Starting in 2007, the Committee intends to change this mix so that one-half of the value of these executives’ long-term incentive compensation is delivered through stock options and the other one-half is delivered through awards under the Performance Unit Plan. This change is being made to better balance rewards for long-term financial performance with the rewards for stock price appreciation.

The Committee takes into account and recognizes individual performance in determining the size of annual stock option grants under the Management Stock Ownership Program. Once the desired value of the annual grant is determined for each executive, the value is converted into a number of option shares by dividing this amount by a Black-Scholes value that is the average of the Black-Scholes values for 3M stock options as provided by three independent consultants (Hewitt Associates, Frederic W. Cook & Co., Inc. and Towers Perrin). Annual stock option grants occur on the date of the Annual Meeting of Stockholders in May, and the exercise price for these options is set at the fair market value of a share of 3M stock on that date (as required by the provisions of the Management Stock Ownership Program last approved by 3M’s stockholders in 2005). As provided in the plan document for the Management Stock Ownership Program, the fair market value of a share of 3M stock is computed as the average of the high and low prices at which 3M common stock traded on the New York Stock Exchange, rounded up to the nearest $0.05. Annual stock options granted under this Program expire 10 years after the grant date, and become exercisable in equal installments on the first three anniversaries of the grant date.

During 2006, the Committee approved a special grant of 7,500 shares of restricted stock to Dr. Nozari for retention purposes. These shares of restricted stock will vest on June 12, 2009 (or upon Dr. Nozari’s retirement from the Company, with the consent of the Nominating and Governance Committee of the Board of Directors, if earlier), if he remains employed by the Company until that date.

As part of their approval of the Performance Unit Plan, 3M’s stockholders authorized the Committee to select the performance criteria for each year’s units awarded under the Plan from a set of preapproved measures. These preapproved measures include return on capital employed, sales growth, return on equity, total shareholder return, and economic profit or improvement in economic profit. The performance criteria selected by the Committee for performance units granted during 2006 were designed to focus management attention on two key factors that create stockholder value: Economic Profit Growth and Sales Growth.

Economic Profit Growth is the average annual percentage amount by which the economic profit of the Company grows over the three-year measurement period (2006 through 2008 for the performance units granted during 2006). Sales Growth is the average annual percentage amount by which the Company’s worldwide organic sales growth (sales growth adjusted for acquisitions, inflation, and currency effects) exceeds worldwide real sales growth as reflected in the Industrial Production Index, as published by the Federal Reserve, during the three-year measurement period.

The amount payable for each performance unit granted in 2006 is linked to the performance criteria of Economic Profit Growth and Sales Growth, with approximately 60 percent of this amount determined by Economic Profit Growth and the remaining 40 percent determined by Sales Growth.

The amount payable may be anywhere from $0 to $360 per unit, depending on the performance of the Company during the three-year performance period ending on December 31, 2008.

The Committee approved the following formula for determining the amount payable for these performance units:

Economic Profit Growth	Payout/Unit	Sales Growth Exceeding IPI	Payout/Unit
20% or higher	$216	5%	$144
15%	$144	3%	$96
10%	$72	1%	$48
5%	$12	0%	$8
Below 5%	$0	Below 0%	$0

The above formula is not a prediction of how 3M will perform during the years 2006 through 2008. The sole purpose of this formula, which was approved by the Committee in February 2006, is to establish a method for determining the payment of long-term incentive compensation under the Performance Unit Plan. 3M is not providing any guidance, nor updating any prior guidance, of its future performance with the disclosure of this formula, and you are cautioned not to rely on this formula as a prediction of 3M’s future performance.

Benefits and perquisites

3M provides benefits to its executives and its other employees for the purposes of delivering competitive total compensation and protecting the health and welfare of these employees and their families. Perquisites are provided for a variety of reasons, including the delivery of competitive total compensation and protecting the health and safety of key employees.

How each element and the decisions regarding that element fit into the Company’s overall compensation objectives, and affect decisions regarding other elements

All elements of 3M’s compensation program, including base salary, short-term incentive, long-term incentives, benefits, and perquisites, are designed to provide overall value at or above the median of 3M’s comparator group of premier companies. By doing so, 3M is able to attract and retain the talent necessary to lead and grow the Company. In addition, the incentive compensation elements are designed to recognize the uniqueness and diversity of 3M’s businesses while supporting the Company’s overall business objectives and focus on increasing stockholder value.

Stock ownership guidelines

The Company’s stock ownership guidelines apply to all Section 16 Reporting Officers. They are designed to increase an executive’s equity stake in 3M and more closely align his or her interests with those of 3M’s stockholders. The guidelines provide that the CEO should attain beneficial ownership of 3M stock equal to five times his or her annual base salary at the time of appointment, Executive and Senior Vice Presidents should attain beneficial ownership of 3M stock equal to three times their annual base salary at the time of appointment, and Vice Presidents should attain beneficial ownership of 3M stock equal to two times their annual base salary at the time of appointment. While the stock ownership guidelines provide that executives should attain this beneficial ownership of 3M stock within five years of their appointment to these positions, most of our executives have already attained or exceeded these ownership levels. During 2006, the Committee decided that beginning in 2007, future payments of performance units awarded under the Performance Unit Plan will be made in shares of 3M stock instead of cash to the extent an executive has not met these stock ownership guidelines.

Policy on reimbursement of incentive payments (“Clawback”)

The Company’s Board of Directors has adopted a policy requiring the reimbursement of excess payments made to an executive in the event that 3M is required to make a material restatement of its financial statements and that executive’s intentional misconduct caused the need for the restatement. This policy applies to the Section 16 officers of the Company. The policy has been filed electronically with the Company’s most recent Annual Report on Form 10-K as Exhibit 10.17.

Limit on tax-deductible compensation

Section 162(m) of the Internal Revenue Code prohibits 3M from deducting compensation paid in any year to an executive named in the Summary Compensation Table in excess of $1 million, but does not subject performance-based compensation to this limit. The Committee continues to emphasize performance-based compensation for executives and thus minimize the effect of Section 162(m). However, the Committee believes that its primary responsibility is to provide a compensation program that attracts, retains, and rewards the executive talent necessary for the Company’s success. Consequently, in any year the Committee may authorize nonperformance-based compensation in excess of $1 million. The Committee recognizes that the loss of the tax deduction may be unavoidable under these circumstances.

Severance or change in control arrangements

With the exception of three named executive officers who have entered into employment agreements with the Company, 3M does not have severance plans or arrangements with any of its executives. Nor does 3M have arrangements providing for payments or other compensation in the event of a change in control of the Company, other than the payment, exercise or delivery of long-term incentive compensation awards issued prior to a change in control.

COMPENSATION COMMITTEE REPORT

In accordance with the SEC’s disclosure requirements for executive compensation, the Compensation Committee of the Board of Directors of 3M Company (the “Committee”) has reviewed and discussed with 3M Management the Compensation Discussion and Analysis. Based on this review and these discussions with 3M Management, the Committee recommended to the Board of Directors that this Compensation Discussion and Analysis be included in the 2007 proxy statement of 3M Company.

Submitted by the Compensation Committee

Vance D. Coffman, Chair

Robert S. Morrison

Aulana L. Peters

Rozanne L. Ridgway

Kevin W. Sharer

Summary Compensation Table

The following table shows the compensation earned or received during 2006 by each of 3M’s Named Executive Officers (as determined pursuant to the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K).

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total ($)
George W. Buckley Chairman of the Board, President and Chief Executive Officer	2006	1,600,000	4,117,500	(6)	4,670,100	2,153,646	3,330,740	54,869	652,349	$16,579,204
Patrick D. Campbell Senior Vice President and Chief Financial Officer	2006	675,878				1,223,934	751,406	492,731	94,237	$3,238,186
Moe. S. Nozari Executive Vice President, Consumer and Office Business	2006	616,964			65,455	2,672,504	713,626	208,751	44,689	$4,321,989
Frederick J. Palensky Executive Vice President, Research and Development and Chief Technology Officer	2006	417,259				1,516,235	618,060	336,802	42,323	$2,930,679
Richard F. Ziegler Senior Vice President, Legal Affairs and General Counsel	2006	714,595			81,185	613,711	778,328	904	115,975	$2,304,698

FOOTNOTES TO SUMMARY COMPENSATION TABLE

(1)  The amounts in the Stock Awards column reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), for awards pursuant to the Management Stock Ownership Program, and thus may include amounts attributable to awards granted during and before 2006. Assumptions made in the calculation of these amounts are included in Note 16 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2007.

(2)  The amounts in the Option Awards column reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), for awards pursuant to the Management Stock Ownership Program, and thus may include amounts attributable to awards granted during and before 2006. Assumptions made in the calculation of these amounts are included in Note 16 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form10-K filed with the Securities and Exchange Commission on February 26, 2007.

(3)  The amounts in the Non-Equity Incentive Plan Compensation column reflect the sum of (i) profit sharing earned during 2006 under the Company’s profit sharing plans, (ii) the value of awards made under the Performance Unit Plan, which were earned during 2006 upon the completion of the respective performance period (the 3-year period ended December 31, 2006), and (iii) only with respect to Mr. Palensky, earnings on a previous award made under the Performance Unit Plan which had already been earned but which was not paid to him until 2007.

(4)  The amounts in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflect the actuarial increase in the present value of each individual’s pension benefits under all defined benefit pension plans of the Company determined using the same interest rate and mortality assumptions as those used for financial statement reporting purposes. There were no above-market earnings on deferred compensation under the Company’s nonqualified deferred compensation programs.

(5)  The amounts in the All Other Compensation column reflect for each individual: (a) Company contributions made on behalf of the individual under all of the Company’s qualified and nonqualified defined contribution plans, (b) the dollar amount of premiums paid on behalf of the individual under the whole life or universal life insurance policies issued to them under the Executive Life Insurance Plan, and (c) amounts paid to provide the individual with financial planning services. Mr. Campbell’s amount includes $18,174 of Company contributions under its defined contribution plans and $62,151 of premiums paid under such life insurance policies. Dr. Nozari’s amount includes $36,906 of premiums paid under such life insurance policies. Mr. Palensky’s amount includes $20,462 of premiums paid under such life insurance policies. Mr. Ziegler’s amount includes $18,791 of Company contributions under its defined contribution plans and $84,654 of premiums paid under such life insurance policies. Mr. Buckley’s amount includes $87,860 of premiums paid under such life insurance policies, in addition to $133,661 for the reimbursement of legal fees pursuant to his employment agreement and the Company’s relocation program, $35,397 for the value attributable to personal use of Company-provided automobiles and ground transportation, $224,460 for the incremental cost to the Company of his personal use of corporate aircraft (much of which occurred during the first part of 2006 when he commuted between Minnesota and his home in Illinois until his family completed its move to Minnesota), and $108,199 in tax gross-ups paid on his behalf pursuant to his employment agreement and the Company’s relocation program.

(6)  The amount in the Bonus column for Mr. Buckley reflects a cash payment made to him (pursuant to his employment agreement) to replace the annual bonus and long-term incentive compensation he forfeited as a result of leaving his previous employer.

Grants of Plan-Based Awards
									All
									Other
									Stock
									Awards:	*Exercise	Closing	Grant
			Estimated Future Payouts			Estimated Future Payouts			Number	or Base	Market	Date Fair
			Under Non-Equity			Under Equity			of Shares	Price of	Price on	Value of
			Incentive Plan Awards (2)			Incentive Plan Awards (3)			of Stock	Option	Date of	Stock and
	Grant	Units	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Awards	Grant	Option
Name	Date	(#)(1)	($)	($)	($)	(#)	(#)	(#)	(#)	($/sh)(4)	($/sh)	Awards(5)
George W.	n/a	16,667	$0	$2,000,040	$6,000,120		286,807
Buckley	05/09/06									$87.35	$87.58	$5,687,383
Patrick D.	n/a	6,200	$0	$744,000	$2,232,000
Campbell	05/09/06						73,000			$87.35	$87.58	$1,447,590
Moe S.	n/a	4,400	$0	$528,000	$1,584,000
Nozari	05/09/06						52,000			$87.35	$87.58	$1,031,160
	05/08/06						30,318			$87.75	$88.13	$410,809
	05/08/06						13,065			$87.75	$88.13	$177,031
	05/08/06						2,270			$87.75	$88.13	$30,759
	05/08/06						52,795			$87.75	$88.13	$715,372
	08/14/06								7,500 (6)			$540,000
Frederick J.	n/a	4,400	$0	$528,000	$1,584,000
Palensky	05/09/06						52,000			$87.35	$87.58	$1,031,160
	11/10/06						9,684			$79.05	$79.19	$87,834
	11/10/06						17,610			$79.05	$79.19	$159,723
Richard F.	n/a	4,000	$0	$480,000	$1,440,000
Ziegler	05/09/06						43,000			$87.35	$87.58	$852,690

FOOTNOTES TO GRANTS OF PLAN BASED AWARDS TABLE

(1) The amounts in the Units column reflect the numbers of Performance Unit Plan units granted to each individual during 2006.

(2) The amounts shown as the Estimated Future Payouts Under Non-Equity Incentive Plan Awards reflect the minimum, target and maximum potential values of the performance units granted to each individual during 2006 under the Performance Unit Plan. The actual values of these units will be determined by the performance of the Company during the 3-year performance period of 2006, 2007 and 2008 as measured against 2 performance criteria selected by the Compensation Committee. The first of these criteria, Economic Profit Growth, requires that the average annual increase in the Company’s Economic Profit (net operating income, excluding any special items, minus a charge for the cost of capital) over the 3-year performance period be at least 5% in order for participants to receive any payout under this portion of the units. The second of these criteria, Sales Growth, requires that the average annual increase in the Company’s organic sales (total sales adjusted for acquisitions, inflation and currency effects) over the 3-year performance period at least equal the rate of worldwide real sales growth as reflected in the Industrial Production Index published by the Federal Reserve in order for participants to receive any payout under this portion of the units. For more information on the formula for determining the value of these units and on the provisions of the Performance Unit Plan in general, refer to the Compensation Discussion and Analysis.

(3) The amounts shown as the Estimated Future Payouts Under Equity Incentive Plan Awards reflect the numbers of nonqualified stock options granted to each individual during 2006 under the Management Stock Ownership Program. The options granted on May 9, 2006 were part of the Company’s annual grant of stock options to the more than 10,000 employees participating in the Program, while the options granted on the other dates shown in this table reflect progressive stock options (commonly referred to as reloads) issued upon the exercise of options granted under pre-2005 versions of the Management Stock Ownership Program which provided for the receipt of such reloads when the optionee makes payment of the exercise price in shares of the Company’s common stock.

(4) The exercise price for all stock options granted under the Program is set at the fair market value of a share of 3M common stock on the option grant date (as required by the provisions of the Management Stock Ownership Program last approved by 3M’s stockholders in 2005). As provided in the plan document for the Management Stock Ownership Program, the fair market value of a share of 3M common stock is computed as the average of the high and low prices at which 3M common stock traded on the New York Stock Exchange on the applicable date (rounded up to the nearest $0.05).

(5) The amounts in the Grant Date Fair Value of Stock and Option Awards column were determined in accordance with FAS 123(R). Assumptions made in the calculation of these amounts are included in Note 16 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2007.

(6) This amount reflects a special restricted stock grant to Dr. Nozari described in the Compensation Discussion and Analysis.

ADDITIONAL INFORMATION REGARDING THE EMPLOYMENT
AGREEMENTS OF THE NAMED EXECUTIVE OFFICERS

Some of the grants and compensation reflected in the above tables are a direct result of the employment agreements that the Company has entered into with three of the Named Executive Officers. The following summary identifies the material terms of these agreements that impacted the compensation or grants of these individuals during 2006.

George W. Buckley

3M has entered into an employment agreement with George W. Buckley providing for his employment as President and Chief Executive Officer of the Company and for his election as Chairman of the Board of Directors of 3M. The agreement became effective December 6, 2005, and has an initial term of three years. Beginning on December 6, 2006, the agreement automatically extends itself so that the remaining term of the agreement is always two years. However, the term will end on Mr. Buckley’s 65th birthday (February 23, 2012) unless the parties otherwise agree.

The agreement requires that Mr. Buckley receive an annual base salary of $1,600,000. This base salary will be reviewed at least annually and may be increased by the Compensation Committee of the Board, but may not be decreased without Mr. Buckley’s consent. The agreement also requires that Mr. Buckley be eligible to participate in the Company’s Executive Profit Sharing Plan, with a target annual bonus which is the greater of $2,600,000 and 150 percent of his annual base salary. For 2006 only, the agreement provided that the amount of Mr. Buckley’s profit sharing compensation could not be less than $2,600,000.

Pursuant to the agreement, the Company granted to Mr. Buckley nonqualified options to purchase 250,000 shares of 3M common stock at the fair market value of a share of 3M common stock on the effective date of such agreement ($78.15). These options have a ten-year term, and become exercisable in increments of 20 percent on each of the first five anniversaries of the grant date assuming continued employment with the Company. These options become vested and exercisable in full upon Mr. Buckley’s death or termination due to disability, upon a termination of his employment by the Company without Cause, upon a termination of his employment by Mr. Buckley for Good Reason, or upon a change of control of the Company.

Pursuant to the agreement, Mr. Buckley was also granted as of the agreement’s effective date 50,000 restricted stock units with respect to shares of 3M common stock. These restricted stock units will vest in increments of 20 percent on each of the first five anniversaries of the grant date assuming continued employment with the Company. Dividend equivalents in the form of additional restricted stock units will be provided during the vesting period. These restricted stock units become vested in full upon Mr. Buckley’s death or termination due to disability, upon a termination of his employment by the Company without Cause, upon a termination of his employment by Mr. Buckley for Good Reason, or upon a change of control of the Company.

The agreement required that Mr. Buckley receive a 2006 grant of nonqualified stock options having a Black-Scholes value of $6,000,000.

Pursuant to the agreement, the Company granted to Mr. Buckley as of the agreement’s effective date 16,667 performance units under 3M’s Performance Unit Plan with respect to each of the performance periods beginning in 2004 and 2005. Upon the completion of the performance period for the 2004 units (at the end of 2006), Mr. Buckley became entitled to receive payment for one-third of the value of such units. Assuming that he remains employed by the Company through the end of the performance period for the 2005 units, Mr. Buckley will receive payment for two-thirds of the value of the 2005 units in early 2008.

The agreement required that Mr. Buckley receive a grant of 16,667 performance units under the Performance Unit Plan with respect to the three-year performance period beginning in 2006.

In order to replace the unvested restricted stock units that he forfeited as a result of leaving his previous employer, the agreement required the Company to grant Mr. Buckley (on the effective date of the agreement) 157,808 restricted stock units with respect to shares of 3M common stock. 25,000 of these restricted stock units vested on December 31, 2006, and the remaining 132,808 restricted stock units will vest on December 6, 2010, assuming continued employment with the Company. Dividend equivalents in the form of cash will be paid to Mr. Buckley during the vesting period. These restricted stock units become vested in full upon Mr. Buckley’s death or termination due to disability, upon a termination of his employment by the Company without Cause, upon a termination of his employment by Mr. Buckley for Good Reason, or upon a change of control of the Company.

In order to replace the annual bonus and long-term incentive compensation that he forfeited as a result of leaving his previous employer, the agreement required the Company to pay Mr. Buckley a cash bonus of $4,117,500 on or before March 15, 2006.

As amended, the agreement requires the Company to pay Mr. Buckley’s reasonable expenses of relocating his primary residence to the Minneapolis-St. Paul area, consistent with the Company’s relocation policies applicable to other senior executives (including the expenses of periodic travel between his residence in Illinois and Minneapolis-St. Paul through June 30, 2007). If payment of these relocation expenses results in taxable income to Mr. Buckley, the agreement requires the Company to make additional payments to Mr. Buckley (tax gross-ups) with which he may pay the taxes on such income. While he remains employed by the Company, the agreement gives Mr. Buckley the right to have the Company purchase one of his residences in Illinois or Minnesota at its then prevailing value (to be determined by an appraiser mutually agreeable to both parties) if he is unable to complete the sale of such residence within 120 days after electing to exercise this right.

The agreement provides that Mr. Buckley will be eligible for the same perquisites that the Company makes available to its other senior executives. Both Mr. Buckley and his family will be entitled to use the aircraft owned by the Company for business and personal purposes. The Company will provide Mr. Buckley with an automobile and driver for travel in the Minneapolis-St. Paul area, and with an additional luxury automobile for which the Company will pay all insurance, maintenance, gasoline, and other operating expenses. The Company will provide appropriate security at Mr. Buckley’s personal residences.

The agreement provides that Mr. Buckley will earn a supplemental retirement benefit payable in the form of a lump sum at the time of his termination of employment. The amount of this benefit will be the actuarially equivalent present value of the amount by which (a) a single life annuity payable for

Mr. Buckley’s lifetime commencing at age 60 (or, if later, on the date of his termination of employment) equal to 40 percent of his highest average annual cash compensation (base salary plus bonus) during any three consecutive years during his final ten years of employment, exceeds (b) the sum of his actual pension benefits payable at age 60 (or, if later, on the date of his termination of employment) under the plans of the Company and his previous employers. The benefit formula for this supplemental retirement benefit increases by 2 percent (from 40 percent) for each full year following Mr. Buckley’s 60th birthday that he remains employed by the Company, up to a maximum of 50 percent. This supplemental retirement benefit vests in full on December 6, 2010, upon Mr. Buckley’s death or termination due to disability, upon a termination of his employment by the Company without Cause, or upon a termination of his employment by Mr. Buckley for Good Reason. In the event of Mr. Buckley’s death or termination due to disability prior to his 60th birthday, the benefit formula increases to 50 percent, the annuity amounts described in (a) and (b) above are those commencing at age 65, and the entire benefit amount is multiplied by a fraction, the numerator of which is Mr. Buckley’s years of service with the Company through his date of death or termination and the denominator of which is 6.

The agreement requires the Company to pay Mr. Buckley’s reasonable legal and other professional fees incurred in connection with the completion of his employment agreement, up to a maximum of $125,000, and pay him a tax gross-up payment with respect to its payments of such fees.

Patrick D. Campbell

3M entered into an employment agreement with Patrick D. Campbell at the time he was hired to serve as the Senior Vice President and Chief Financial Officer of the Company. While most of this agreement’s terms expired on the third anniversary of his employment commencement date (February 1, 2005), several of its provisions survived and remain in effect today.

The agreement requires the Company to provide Mr. Campbell supplemental retirement benefits. If he remains employed by 3M for at least ten years, the supplemental benefits will be payable in the form of an annuity payable for his lifetime commencing at age 60 and based on 45 percent of his highest average annual compensation over a four-year period. If Mr. Campbell is employed by 3M for less than ten years, the amount of these supplemental retirement benefits will be prorated accordingly. The amount of such benefits will be reduced by the amount of his benefits under 3M’s other pension plans and the pension plans of his prior employer. Once he completed two years of employment with 3M, the agreement provided that the sum of these supplemental retirement benefits and the benefits payable under 3M’s pension plans would not be less than $100,000 per year. These supplemental retirement benefits (other than the $100,000 minimum benefit, which vested after two years of employment with the Company) vest after five years of employment with the Company, although they vest immediately in the event of the termination of his employment by reason of death or disability, termination without cause, or termination for good reason.

Richard F. Ziegler

3M has also entered into an employment agreement with Richard F. Ziegler providing for his employment as Senior Vice President, Legal Affairs and General Counsel of the Company. While most of this agreement’s terms expired on the third anniversary of his employment commencement date (January 1, 2006), several of its provisions survived and remain in effect today.

Pursuant to the agreement, the Company granted Mr. Ziegler 12,000 shares of restricted stock effective as of the agreement’s effective date (February 1, 2003). These shares vest in increments of one-third on the 1st of January in the years 2006, 2008, and 2010, assuming he remains employed by the Company, although such vesting accelerates in the event of termination of Mr. Ziegler’s employment by reason of death or disability, termination without cause, termination for good reason, or a change in control of the Company.

The agreement also requires 3M to provide Mr. Ziegler supplemental retirement benefits. If he remains employed by the Company for at least nine years, the supplemental benefits will be payable in the form of an annuity payable for his lifetime commencing at age 62 and based on 45 percent of his highest average annual compensation over a four-year period. If Mr. Ziegler is employed by the Company for less than nine years, the amount of these supplemental retirement benefits will be prorated accordingly. The amount of such benefits will be reduced by the amount of his benefits under 3M’s other pension plans. Once he completed two years of employment with 3M, the agreement provided that the sum of these supplemental retirement benefits and the benefits payable under 3M’s other pension plans would not be less than $300,000 per year. These supplemental retirement benefits (other than the $300,000 minimum benefit, which vested after two years of employment with the Company) vest after five years of employment with the Company, although they vest immediately in the event of the termination of his employment by reason of death or disability, termination without cause or termination for good reason.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)
George W. Buckley	50,000	200,000	(1)	$78.150	12/06/2015
		286,807	(2)	$87.350	05/09/2016
						254	(5)	$19,794
						230	(5)	$17,924
						259	(5)	$20,184
						238	(5)	$18,547
						40,000	(5)	$3,117,200
						132,808	(6)	$10,349,727
Patrick D. Campbell	35,301			$55.975	02/01/2012
	40,000			$64.500	05/14/2012
	44,000			$61.850	05/12/2013
	64,873			$84.400	05/09/2014
	23,491	47,694	(3)	$76.800	05/10/2015
	7,289			$80.950	05/06/2011
		73,000	(2)	$87.350	05/09/2016
Moe S. Nozari	2,104			$47.500	05/10/2009
	2,306			$43.350	05/09/2010
	1,704			$58.625	05/08/2011
	15,769			$64.500	05/14/2012
	63,000			$84.400	05/09/2014
	16,670	33,848	(3)	$76.800	05/10/2015
	13,065			$87.750	05/11/2007
	10,837			$86.650	05/12/2008
	2,270			$87.750	05/12/2008
	19,414			$86.650	05/11/2009
	18,381			$86.650	05/07/2010
	20,565			$86.000	05/06/2011
	30,351			$86.000	05/06/2011
	52,795			$87.750	05/14/2012
	29,218			$86.000	05/13/2013
	30,318			$87.750	05/13/2013
		52,000	(2)	$87.350	05/09/2016
						7,500	(7)	$584,475
Fred J. Palensky	1,071			$46.675	05/12/2008
	2,104			$47.500	05/10/2009
	2,306			$43.350	05/09/2010
	1,704			$58.625	05/08/2011
	26,517			$64.500	05/14/2012
	40,000			$61.850	05/12/2013
	44,891			$84.400	05/09/2014
	12,882	26,155	(3)	$76.800	05/10/2015
	6,958			$63.525	05/12/2008
	822			$63.525	05/11/2009
	5,235			$85.500	05/11/2009
	6,540			$63.525	05/07/2010
	9,705			$85.500	05/06/2011
	25,663			$76.450	05/06/2011
		9,684	(4)	$79.050	05/06/2011
		17,610	(4)	$79.050	05/14/2012
		52,000	(2)	$87.350	05/09/2016
Richard F. Ziegler	42,175			$61.850	05/12/2013
	46,932			$84.400	05/09/2014
	15,155	30,771	(3)	$76.800	05/10/2015
	3,269			$78.850	05/13/2013
		43,000	(2)	$87.350	05/09/2016
						8,000	(8)	$623,440

FOOTNOTES TO OUTSTANDING EQUITY AWARDS
AT FISCAL YEAR-END TABLE

(1) These stock options vest in increments of 25 percent on each of December 6, 2007, December 6, 2008, December 6, 2009 and December 6, 2010. These options become vested and exercisable in full upon Mr. Buckley’s death or termination due to disability, upon a termination of his employment by the Company without Cause, upon a termination of his employment by Mr. Buckley for Good Reason, or upon a change of control of the Company.

(2) These stock options vest in installments of one-third on May 9, 2007, one-third on May 9, 2008, and one-third on May 11, 2009.

(3) These stock options vest in installments of one-half on May 10, 2007 and one-half on May 12, 2008.

(4) These stock options vest in full on May 10, 2007.

(5) These restricted stock units vest in installments of 25 percent on each of December 6, 2007, December 6, 2008, December 6, 2009 and December 6, 2010. These restricted stock units become vested in full upon Mr. Buckley’s death or termination due to disability, upon a termination of his employment by the Company without Cause, upon a termination of his employment by Mr. Buckley for Good Reason, or upon a change of control of the Company.

(6) These restricted stock units vest in full on December 6, 2010.  These restricted stock units become vested in full upon Mr. Buckley’s death or termination due to disability, upon a termination of his employment by the Company without Cause, upon a termination of his employment by Mr. Buckley for Good Reason, or upon a change of control of the Company.

(7) These shares of restricted stock vest in full on June 12, 2009 or upon the date Dr. Nozari retires from employment with the Company with the consent of the Nominating and Governance Committee of 3M’s Board of Directors, if earlier.

(8) These shares of restricted stock vest in installments of one-half on January 1, 2008 and January 1, 2010.  These shares of restricted stock vest in full upon Mr. Ziegler’s death or termination due to disability, or upon a change in control of the Company.  One-half of these shares of restricted stock will become vested upon a termination of Mr. Ziegler’s employment by the Company without Cause, or upon a termination of his employment by Mr. Ziegler for Good Reason.

OPTION EXERCISES AND STOCK VESTED

	Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
George W. Buckley			35,245	$2,775,252
Patrick D. Campbell
Moe S. Nozari	129,843	$3,166,576
Frederick J. Palensky	42,712	$732,881
Richard F. Ziegler			4,000	$310,000

PENSION BENEFITS

The following table shows the present value of the accumulated benefits payable to each of the named executive officers, as well as the number of years of service credited to each individual, under each of the Company’s defined benefit pension plans (including any supplemental arrangements pursuant to their employment agreements) determined using the same interest rate and mortality assumptions as those used for financial statement reporting purposes. See Note 11 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2007.

	Pension Benefits
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
George W. Buckley	Employee Retirement Income Plan	1	36,304	0
	Nonqualified Pension Plan	1	659,067	0
	Supplemental Retirement Plan	1	8,587,354	0
Patrick D. Campbell	Employee Retirement Income Plan	4	113,377	0
	Nonqualified Pension Plan	4	529,719	0
	Supplemental Retirement Plan	4	599,623	0
Moe S. Nozari	Employee Retirement Income Plan	35	1,112,676	0
	Nonqualified Pension Plan	35	4,535,133	0
Frederick J. Palensky	Employee Retirement Income Plan	30	829,562	0
	Nonqualified Pension Plan	30	1,969,598	0
Richard F. Ziegler	Employee Retirement Income Plan	4	110,284	0
	Nonqualified Pension Plan	4	549,057	0
	Supplemental Retirement Plan	4	1,783,408	0

The Employee Retirement Income Plan (“ERIP”) is a tax-qualified defined benefit pension plan maintained by 3M for its eligible employees in the United States. Effective January 1, 2001, the Company amended the ERIP to include a pension equity formula for (1) employees hired or rehired on or after January 1, 2001, and (2) employees who voluntarily elected the pension equity formula during the one-time choice election period in 2001. Of the Named Executive Officers, Dr. Nozari and Mr. Palensky participate under the non-pension equity formula of the ERIP (the Portfolio I Plan), while Mr. Buckley, Mr. Campbell and Mr. Ziegler participate under the pension equity formula of the ERIP (the Portfolio II  Plan). Retirement benefits under the ERIP are based on an employee’s years of service and average annual earnings during the employee’s four highest-paid consecutive years of service. As applied to the Named Executive Officers, earnings for purposes of the ERIP include base salary, profit sharing and annual incentive compensation.

Under the Portfolio I Plan, employees earn annual benefits payable at retirement generally equal to 1.15% of their high-4 average annual earnings multiplied by their years of service plus 0.35% of their high-4 average annual earnings in excess of a Social Security breakpoint multiplied by their years of service (up to a maximum of 35 years). The Social Security breakpoint is an average of the Social Security taxable wage bases for each of the 35 years ending with the year each employee qualifies for receiving unreduced Social Security retirement benefits. Under the Portfolio I Plan, an employee may retire with an unreduced pension at age 60 (61 or 62 for employees born after 1942) and if the employee’s age and service at the time of retirement total at least 90 (91 or 92 for employees born after 1942) the employee would receive a social security bridge payment until age 62. Dr. Nozari is entitled to retire with unreduced pension benefits payable under the Portfolio I Plan. Mr. Palensky is entitled to retire with reduced early retirement benefits under the Portfolio I Plan, with the reduction being equal to 5% of the pension otherwise payable for each year that he retires prior to his age 61.

Under the Portfolio II Plan, employees earn a total pension value payable at retirement based on the number of credits earned during each year of employment multiplied by their high-4 average annual earnings plus 50% of the number of such credits multiplied by their high-4 average annual earnings in excess of a Social Security integration level. The Social Security integration level is 70% of the Social Security taxable wage base in effect for the year each employee retires or leaves 3M. Under the Portfolio II Plan, an employee may retire any time after age 55 with at least 5 years of service and their annual benefit payable is based on their total pension value determined at the time of retirement converted to an actuarially equivalent annuity. Mr. Campbell is entitled to retire with actuarially reduced early retirement benefits under the Portfolio II Plan.

As a tax-qualified plan, the ERIP is subject to a variety of limits that apply to both the amount of any employee’s earnings that may be considered when determining the benefits earned under the plan as well as the maximum amount of benefits that any employee may earn. The Nonqualified Pension Plan is designed to provide additional benefits to employees, including the Named Executive Officers, affected by these limits. The amount of benefits earned under this Nonqualified Pension Plan generally equal the amount of benefits an employee was not able to earn under the ERIP as a result of the limits imposed by federal tax laws. The benefits earned under this Nonqualified Pension Plan are generally paid at the same time and in the same form as an employee’s benefits are paid under the ERIP.

Mr.  Buckley, Mr. Campbell and Mr. Ziegler also earn supplemental retirement benefits pursuant to their employment agreements with the Company. These supplemental benefits, which were negotiated at the time they agreed to leave their previous employers and join 3M, are designed to replace a portion of the pension benefits they failed to earn under the plans of their previous employers because they ended their employment before becoming eligible to retire.  These supplemental benefits are described in detail in the section titled “Additional Information Regarding the Employment Agreements of the Named Executive Officers” following the Grants of Plan-Based Awards Table.

NONQUALIFIED DEFERRED COMPENSATION

The following table reflects the participation during 2006 by the named executive officers in two nonqualified deferred compensation plans offered by the Company. The Deferred Compensation Plan allows eligible employees to defer for a number of years or until retirement from the Company the receipt of base salary, profit sharing, annual incentive compensation and Performance Unit Plan award payouts. The VIP Plus Plan allows eligible employees to defer until retirement from the Company the receipt of base salary, profit sharing and annual incentive compensation. Earnings are credited to the amounts deferred under both plans based on the returns paid on the investment funds available to participants in 3M’s qualified 401(k) plan or a fixed rate of return based on corporate bond yields (as selected by each participant).

	Nonqualified Deferred Compensation
Name	Executive Contributions in Last FY ($)		Registrant Contributions in Last FY ($)		Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
George W. Buckley	0		0		0	0	0
Patrick D. Campbell	115,685	(1)	8,411	(2)	69,229	0	576,802
Moe S. Nozari	0		0		55,779	0	329,366
Frederick J. Palensky	215,767	(1)	0		64,992	86,188	1,293,871
Richard F. Ziegler	109,882	(1)	9,028	(2)	18,722	0	279,710

FOOTNOTES TO NONQUALIFIED DEFERRED COMPENSATION TABLE

(1) None of these amounts contributed by the executives are included in the Summary Compensation Table.

(2) Each of these amounts contributed by the Company on behalf of these executives is included in the “All Other Compensation” column of the Summary Compensation Table.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The Company has entered into employment agreements and maintains certain plans that will require it to make payments to the Named Executive Officers in the event of the termination of their employment or change in control of the Company. The amounts payable to each of the Named Executive Officers in each situation is described below:

[RESERVED]

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are named in the preceding section. No members of the Compensation Committee were officers or employees of 3M or any of its subsidiaries during the year, were formerly 3M officers (except that Robert S. Morrison served as interim Chairman of the Board and Chief Executive Officer from June 30, 2005 to December 6, 2005), or had any relationship otherwise requiring disclosure.

AUDIT COMMITTEE REPORT

The role of the Audit Committee includes assisting the Board of Directors in its oversight of the Company’s financial reporting process. In performing this oversight function, the Audit Committee has:

•       Reviewed and discussed the audited consolidated financial statements with management, which has primary responsibility for the financial statements;

•       Discussed with PricewaterhouseCoopers LLP (PwC), the Company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect;

•       Received the written disclosures and the letter from PwC required by Independence Standards Board Standard No.1, Independence Discussions with Audit Committees, as currently in effect, and discussed the independence of PwC with them; and

•       Reviewed the services provided by PwC, other than their audit services, and concluded that the PwC’s provision of such other services is compatible with PwC’s independence.

Based upon the review and discussions described above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Edward M. Liddy, Chair
Linda G. Alvarado
Michael L. Eskew
W. James Farrell

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing and overseeing the work of the independent registered public accounting firm (“Independent Accounting Firm”). The Audit Committee has established the following procedures for the pre-approval of all audit and permissible non-audit services provided by the Independent Accounting Firm.

Before engagement of the Independent Accounting Firm for the next year’s audit, the Independent Accounting Firm will submit a detailed description of services it expects to render to the Company during that year for each of the following categories of services to the Audit Committee for approval:

1.    Audit services include audit work performed in the preparation of consolidated financial statements, as well as work that generally only the Independent Accounting Firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.    Audit related services are for assurance and related services that are traditionally performed by the Independent Accounting Firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.    Tax services include all services performed by the Independent Accounting Firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.    Other services are those services not captured in the other categories.

Before engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the Independent Accounting Firm to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the Independent Accounting Firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the Independent Accounting Firm.

The Audit Committee has delegated pre-approval authority to the chair of the Committee. The chair must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s consolidated financial statements for the years ended December 31, 2005 and 2006, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

Audit and Non-Audit Fees ($ in millions)

	2005	2006
Audit Fees: (1)	$10.9	$11.4
Audit Related Fees: (2)	0.6	2.7
Tax Fees: (3)	1.3	1.3
All Other Fees:	0.0	0.1
Total	$12.8	$15.5

(1)    Audit fees consisted of audit work and review services, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, comfort letters, consents, and assistance with and review of documents filed with the Securities and Exchange Commission. Audit Fees for 2006 include fees associated with business combinations, corporate wide restructuring, and the sale of the Pharmaceuticals business.

(2)    Audit related fees consisted principally of carve-out audits related to the Pharmaceuticals business and audits of employee benefit plans.

(3)    Tax fees consist principally of tax planning and compliance.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR NEXT YEAR’S ANNUAL MEETING

In order for a stockholder proposal to be considered for inclusion in 3M’s proxy statement for next year’s Annual Meeting, our Corporate Secretary must receive the proposal no later than 5 p.m. Central Time on November 27, 2007. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Corporate Secretary) to: Gregg M. Larson, Associate General Counsel and Secretary, 3M Company, 3M Center, Building 220-13-W-39, St. Paul, MN 55144-1000. Such proposals must contain the information required under 3M’s Bylaws, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company sponsored proxy materials, such as the stockholder continuing to own a minimum number of shares until the Annual Meeting and appearing in person or through an authorized representative at the meeting to present the proposal.

Alternatively, stockholders intending to present a proposal at next year’s Annual Meeting without having it included in the Company’s proxy statement must comply with the requirements set forth in the Company’s Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the record stockholder no earlier than January 9, 2008, and no later than February 8, 2008. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary.

Proposals received by the Corporate Secretary after the dates mentioned will not be included in the proxy statement or acted upon at the Annual Meeting.

By Order of the Board of Directors.

GREGG M. LARSON

Associate General Counsel and Secretary

APPENDIX A

DIRECTOR INDEPENDENCE GUIDELINES

Determination of Independence

A director is “independent” if the Board affirmatively determines that the director has no material relationship with 3M (including its consolidated subsidiaries) directly or as a partner, shareholder or officer of an organization that has a relationship with 3M. The Board has established the following guidelines to assist it in determining director independence that conform to or are more exacting than the independence requirements in the New York Stock Exchange listing standards (NYSE Rules). In addition to applying these guidelines, the Board will consider all relevant facts and circumstances in making an independence determination not only from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation.

1.                In no event will a director be considered independent if:

a.               Employment Relationship — A director is, or has been within the last three years, an employee of 3M, or whose immediate family member(1), is or has been within the last three years, an executive officer of 3M;

b.              Payments >$100,000 — A director who received, or whose immediate family member received, more than $100,000 per year in direct compensation from 3M (other than director fees) within the last three years;

c.               Auditor Relationships — (i) A director, or whose immediate family member, is a current partner of 3M’s internal or external auditor; (ii) a director is a current employee of such a firm; (iii) a director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (iv) a director, or whose immediate family member, was within the last three years (but is no longer) a partner or employee of such a firm who personally worked on 3M’s audit within that time;

d.              Compensation Committee Interlock — A 3M executive officer is on the compensation committee of the board of directors of a company which employs the 3M director or an immediate family member as an executive officer;

e.               Commercial Relationships — A director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, 3M for property or services in an amount which, in of the last three years, exceeds the greater of $1 million, or two percent of the director’s company’s consolidated gross revenues.

2.                Audit Committee members may not accept any consulting, advisory, or other compensatory fee from 3M, other than directors’ fees.

(1) New York Stock Exchange Rule 303A(2)(b) defines “immediate family” to include a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than employees) who share such person’s home.

A-1

3.                The following commercial relationships will not be considered to be material relationships that would impair a director’s independence:

a.               If a 3M director is an executive officer or employee, or if an immediate family member is an executive officer, of another company that does business with 3M and the sales by that company to 3M or purchases by that company from 3M, in any single year within the last three years, are less than or equal to one percent of the annual consolidated gross revenues of that company; or

b.              If a 3M director is an executive officer or employee, or if an immediate family member is an executive officer, of another company which is indebted to 3M, or to which 3M is indebted, and the total amount of either company’s indebtedness to the other, in any single year within the last three years, is less than or equal to one percent of the other company’s total consolidated assets.

4.                Charitable relationships will not be considered to be material relationships that would impair a director’s independence if a 3M director or immediate family member serves as an officer, director or trustee of a charitable organization, and 3M’s discretionary charitable contributions to the organization are less than or equal to one percent of that organization’s consolidated annual gross revenues.

5.                The Board will annually make and publicly disclose its independence determination for each director. The Board may determine that a director who has a relationship that exceeds the limits described in paragraphs 3 (provided that such a relationship would not constitute a bar to independence under the NYSE Rules) or 4 is nonetheless independent. The Company will explain in the next proxy statement the basis for any Board determination that a relationship is immaterial despite the fact that it does not meet the categorical independence guidelines. For example, if a director is the CEO of a company that purchases products and services from 3M that are more than one percent of that company’s annual revenues, the independent directors could determine, after considering all of the relevant circumstances, that such a relationship was immaterial, and that the director would be considered independent under the NYSE Rules.

6.                The Company will not make any personal loans or extensions of credit to directors.

7.                All directors are required to deal at arm’s length with 3M and its subsidiaries and to disclose circumstances material to the director that might be perceived as a conflict of interest.

A-2

APPENDIX B

3M CORPORATE GOVERNANCE GUIDELINES
(As amended February 12, 2007)

The Board of Directors (the “Board”) of 3M Company (“3M” or the “Company”) has adopted these guidelines, which in conjunction with the Certificate of Incorporation, Bylaws, and Board Committee charters, form the framework for governance of the Company.

A.   THE ROLES OF THE BOARD OF DIRECTORS AND MANAGEMENT

         1.       The Board of Directors — The business of the Company is conducted under the oversight of the Board of Directors. The Board selects the Chairman and Chief Executive Officer and delegates to the CEO the authority and responsibility to manage the Company’s operations. The Board of Directors serves as elected representatives of the shareholders, acts as an advisor and counselor to the CEO and senior management, and oversees management performance on behalf of shareholders. The Board also oversees the Company’s strategic and business planning process and reviews and assesses management’s approach to addressing significant risks facing the Company.

         2.       Management — The CEO and senior management are responsible for running the Company’s business operations.

B.   BOARD COMPOSITION AND LEADERSHIP

         1.       Chairman of the Board and Chief Executive Officer — The Board has the authority to decide whether the positions of Chairman and CEO should be held by the same person and shall determine the best arrangement for the Company and its shareholders in light of all relevant and changing circumstances. The Board currently believes that the same individual should hold the position of Chairman and CEO (Chairman/CEO).

         2.       Size of the Board — The number of directors should not exceed a number that can function efficiently. The Nominating and Governance Committee considers and makes recommendations to the Board concerning the appropriate size and needs of the Board.

         3.       Board Independence — The Board believes in having a substantial majority of independent directors on the 3M Board. A director is “independent” if the Board affirmatively determines that the director has no material relationship with the Company directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company and otherwise meets the requirements for independence of the listing standards of the New York Stock Exchange. The independent directors will make the Board decisions on corporate governance matters.

         4.       Board Membership Criteria — The Nominating and Governance Committee periodically reviews with the Board the appropriate skills and characteristics required of Board members given the current Board composition. It is the intent of the Board that the Board, itself, will be a high performance organization creating competitive advantage for the Company. To perform as such, the Board will be comprised of individuals who have distinguished records of leadership and success in their arena of activity and who will make substantial contributions to Board operations and effectively represent the interests of all stockholders. The Board’s assessment of Board candidates includes, but is not limited to, consideration of: (i) roles and contributions valuable to the business community, (ii) personal qualities of leadership, character, judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence, and adherence to the highest ethical standards, (iii) relevant knowledge and diversity of background and experience in such things as business, manufacturing, technology, finance and accounting, marketing, international business, government, and the like; or (iv) whether the candidate is free of conflicts and has the time required for preparation, participation, and attendance at all meetings. A director’s qualifications in light of these criteria is considered at least each time the director is re-nominated for Board membership.

         5.       Selection of New Director Candidates — The Nominating and Governance Committee considers qualified director candidates from several sources, including stockholders, and evaluates candidates against the current board membership criteria described above. In addition to these minimum requirements, the Committee will also evaluate whether the candidate’s skills are complementary to the existing Board members’ skills, the Board’s needs for particular expertise in fields such as business, manufacturing, technology, financial, marketing, international, governmental, or other areas of expertise, and assess the candidate’s impact on Board dynamics and effectiveness. The Committee selects candidates that best suit the Board’s current needs and recommends one or more of such individuals to the Board. Exacting membership criteria and a rigorous selection process help ensure that candidates recommended to the Board will effectively represent the balanced best interests of all stockholders.

         6.       Voting for Directors — Any nominee for director in an uncontested election (i.e., an election where the only nominees are those recommended by the Board) who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) will promptly tender his or her resignation for consideration by the Nominating and Governance Committee.

a.               The Nominating and Governance Committee will promptly consider the best interests of 3M and its stockholders and recommend to a committee of independent directors of the Board whether to accept the tendered resignation or to take some other action, such as rejecting the resignation and addressing the apparent underlying causes of the withheld votes.

b.              The Board will create a committee of all the independent directors who did not receive a Majority Withheld Vote to consider the Nominating and Governance Committee’s recommendation and take action within 90 days following the uncontested election. Thereafter, the committee of independent directors will promptly disclose its decision and an explanation of how the decision was reached in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

c.               Except as provided below, a director receiving a Majority Withheld Vote shall remain active and engaged in Board activities during this Nominating and Governance Committee and Board process.

d.              If one or more members of the Nominating and Governance Committee receive a Majority Withheld Vote, then the Board will create a committee of independent directors who did not receive a Majority Withheld Vote to consider the resignation offers of all directors receiving a Majority Withheld Vote and determine whether to accept the tendered resignation(s) or to take some other action and promptly disclose their decision as described in paragraph 6b above.

e.               Any director who receives a Majority Withheld Vote and tenders his or her resignation pursuant to this provision will not participate in the committee action regarding whether to accept the tendered resignation offer or take some other action. However, if the only directors who did not receive a Majority Withheld Vote in the same election constitute three or fewer independent directors, then all independent directors may participate in the committee action regarding whether to accept the resignation offer(s) or to take some other action.

f.                   This corporate governance guideline will be summarized in each proxy statement relating to an election of directors of 3M.

         7.       Director Orientation and Continuing Education — The Company provides directors with an orientation and education program to familiarize them with the Company’s business operations and plans, industry trends and corporate governance practices, as well as ongoing education on issues facing the Company and on subjects that would assist the directors in discharging their duties.

         8.       Directors Who Experience Change in Present Job Responsibilities or Other Relevant Circumstances — When a director’s principal occupation or business affiliation changes, or other circumstances arise which may raise questions about the director’s continuing qualifications in relation to the Board Membership Criteria set forth above, then the director will tender her/his resignation, or the Nominating and Governance Committee will ask for such tender. The Nominating and Governance Committee will consider the tendered resignation and recommend to the Board the action to be taken.

         9.       Service On Other For-Profit Boards — Independent directors are encouraged to evaluate carefully the time required to serve on other boards (excluding non-profit) taking into account board attendance, preparation, participation, and effectiveness on these boards. Independent directors must advise the Chairman/CEO before accepting an invitation to serve on another board to enable the Company to determine whether (i) any regulatory issues or potential conflicts are raised by the director accepting such an invitation and (ii) the director will have the time required for preparation, participation, and attendance at 3M Board meetings. Independent directors who also serve as CEOs of publicly traded companies should not serve on more than two boards of public companies in addition to the 3M Board, and other independent directors should not serve on more than five other boards of public companies in addition to the 3M Board.

10.         Retirement Policy — Each nonemployee director must tender her/his resignation at the annual meeting following her or his 72nd birthday. If circumstances dictate, the Nominating and Governance Committee may ask a director to continue to serve on the Board past age 72.

11.         Board Compensation Review — The Nominating and Governance Committee will periodically receive reports on the status of Board compensation in relation to other large U.S. companies and is responsible for recommending to the Board changes in compensation for nonemployee directors.

12.         Board’s Interaction with Stakeholders — The Chairman/CEO is responsible for establishing effective communications with the Company’s stakeholders, including shareholders, customers, employees, communities, suppliers, creditors, governments, and corporate partners. It is the policy of the Board that management speaks for the Company. This policy does not preclude independent directors from meeting with stakeholders, but management where appropriate should be present at such meetings.

C.   BOARD OPERATIONS

         1.       Selection of Agenda Items for Board Meetings — At the first Board meeting of each year, the Chairman/CEO, in consultation with the lead director, will propose for the Board’s approval agenda items to be discussed during the course of the year. Before each meeting, the Chairman/CEO will review proposed agenda items with the lead director and distribute the agenda in advance to the Board. Any Board member may ask to include items on the agenda.

         2.       Board Materials Distributed in Advance — Board members receive materials related to agenda items sufficiently in advance of Board meetings so that the directors may prepare to discuss the items at the meeting. Sensitive subjects may be discussed at the meeting without distributing written materials in advance or at the meeting.

         3.       Director Responsibilities — Directors must exercise their business judgment to act in the best interests of the shareholders and the Company. In discharging this obligation, directors reasonably may rely on the Company’s senior executives and its advisors and auditors. Directors are expected to attend the Annual Meeting of Stockholders and attend and participate in all meetings of the Board and of committees on which they serve and to spend the time needed and prepare for and meet as frequently as necessary to discharge their responsibilities.

         4.       Board Presentations and Access to Employees — Members of senior management may be invited to attend part or all of a Board meeting in order to participate in discussions. Generally, the executive responsible for an area of the Company’s operations the Board is to consider makes the presentation. Board members have complete access to all other members of management and Company employees.

         5.       Board Access to Independent Advisors — The Board and its committees may seek advice from outside advisors as appropriate. The Board shall have sole authority to approve related fees and retention terms.

         6.       Executive Sessions — As an agenda item for every regularly scheduled board meeting, independent directors have the opportunity to meet in executive session, without the Chairman/CEO or other members of management present, to consider such matters as they deem appropriate.

         7.       Lead Independent Director — The Board has selected an independent director to serve as lead director. The lead director will be elected periodically by a majority of the independent directors upon recommendation from the Nominating and Governance Committee. The lead director will:

a.               preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

b.              act as a key liaison between the Chairman/CEO and the independent directors;

c.               will assist the Chairman/CEO in setting the Board agenda and frequency of meetings;

d.              has the authority to call meetings of the independent directors;

e.               will communicate Board member feedback to the Chairman/CEO (except that the chair of the Compensation Committee leads the discussion of the Chairman/CEO’s performance and communicates the Board’s evaluation of that performance to the Chairman/CEO); and

f.                   perform such other duties as requested by the Board.

The name of, and a means of contacting, the lead director will be made public in the Company’s proxy statement for the Annual Meeting of Stockholders.

D.   BOARD COMMITTEES

         1.       Committees — The current committees are Audit, Compensation, Finance, and Nominating and Governance.

         2.       Assignment and Term of Service of Committee Members — The Board is responsible for the appointment of committee members and chairs, based on recommendations of the Nominating and Governance Committee.

         3.       Agenda, Frequency, Lengt,h and Reports of Committee Meetings — The chair of each committee approves the agenda, length of, and attendance at each committee meeting and determines the frequency of meetings. Materials related to agenda items are given to the committee members sufficiently in advance to allow the members to prepare for discussing the items at the meeting. The committee chairs report a summary of their meeting to the Board following each regular committee meeting.

         4.       Membership — Only independent Directors may serve on the Audit, Compensation, Finance, and Nominating and Governance Committees.

         5.       Responsibilities — The Board periodically reviews the responsibilities of each committee and approves the committee charters, copies of which are attached to these guidelines.

E.   BOARD AND MANAGEMENT EVALUATION

         1.       Formal Evaluation of the Chairman/CEO — The Compensation Committee, in consultation with the Chairman/CEO, sets annual and long-term performance goals for the Chairman/CEO. The Chair of the Compensation Committee leads the discussion of the Chairman/CEO’s performance against such goals with the independent directors and communicates the Board’s evaluation to the Chairman/CEO. The Compensation Committee will use the evaluation when determining the compensation of the Chairman/CEO.

         2.       Board Self-Assessment — The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating and Governance Committee will receive comments from all directors and share those comments with the Board. Based on the comments and further discussion, the Board will make an assessment specifically reviewing areas in which the Board and/or the management believe improvements could be made to increase the effectiveness of the Board and its committees.

         3.       Succession Planning — The Board plans the succession to the position of Chairman/CEO and certain other senior management positions. To assist the Board, the Chairman/CEO annually assesses senior managers and their succession potential. The Chairman/CEO also provides the Board with an assessment of persons considered potential successors to certain senior management positions.

         4.       Management Development — The Chairman/CEO annually should report to the Board on the Company’s program for management development.

Policy on Adoption of a Rights Plan

In 2002 and 2003, a 3M stockholder submitted a shareholder proposal to 3M regarding the approval process for adopting a stockholders’ rights plan (also known as a “poison pill”). 3M does not have a rights plan and is not currently considering adopting one. The Board continues to believe, however, that there may be circumstances under which adoption of a rights plan would be necessary to give the Board the negotiating power and leverage to obtain the best result for 3M stockholders in the context of a takeover effort.

Following consideration of the favorable vote the stockholder proposal received and in light of this belief, the Board has adopted and reaffirmed a statement of policy on this topic. The Board’s policy is that it will only adopt a rights plan if either (1) stockholders have approved adoption of the rights plan or (2) the Board in its exercise of its fiduciary responsibilities, including a majority of the independent members of the Board, makes a determination that, under the circumstances existing at the time, it is in the best interests of 3M’s stockholders to adopt a rights plan without the delay in adoption that would come from the time reasonably anticipated to seek stockholder approval.

The Board has directed the Nominating and Governance Committee to review this policy statement on an annual basis and to report to the Board on any recommendations it may have concerning the policy. The terms of the policy, as in effect, will be included in 3M’s published Corporate Governance Guidelines and its proxy statement.

APPENDIX C

3M Company Board of Directors
Audit Committee Charter
(As Affirmed February 12, 2007)

A.               Purpose: The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of 3M Company (the “Company”) is to assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company’s independent registered public accounting firm (the “Independent Accounting Firm”), and (iv) performance of the Company’s internal auditing department (“Internal Audit”) and the Independent Accounting Firm.

B.              Membership: The Committee’s membership is determined by the Board upon recommendation of the Nominating and Governance Committee and consists of at least three directors. The members of the Committee shall meet the independence and experience requirements of the listing standards of the New York Stock Exchange and the requirements for audit committee service set forth in the Securities Exchange Act of 1934, as amended (the “Act”), and the rules and regulations of the Securities and Exchange Commission (“SEC”). At least one member of the Committee shall be an “audit committee financial expert” as determined by the Board in compliance with criteria established by the SEC. Committee members shall not serve on the audit committees of more than two other public companies unless the Board determines that such service does not impair the member’s ability to serve effectively on the Committee.

C.              Roles and Responsibilities: The Committee’s responsibility is one of oversight. The management of the Company is responsible for the preparation of complete and accurate annual and quarterly consolidated financial statements (“financial statements”) in accordance with generally accepted accounting principles in the United States and for maintaining appropriate accounting and financial reporting principles and policies and internal controls designed to assure compliance with accounting standards and laws and regulations. The Independent Accounting Firm is responsible for planning and conducting in accordance with the standards of the Public Company Accounting Oversight Board an audit of the Company’s annual consolidated financial statements and a review of the Company’s quarterly financial statements. The Committee shall have the authority to take any and all acts that it deems necessary to carry out its oversight function, including but not limited to:

1.               Financial Reporting and Disclosure

a.                Review and discuss the annual audited financial statements and quarterly financial statements with management and the Independent Accounting Firm, including the disclosures under the caption “Management Discussion and Analysis of Financial Condition and Results of Operations.” The Committee shall make a recommendation to the Board as to whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

b.               Review the Company’s financial reporting processes, disclosure and internal controls and procedures, and the process for the CEO and CFO quarterly certifications required by the SEC with respect to financial statements and the Company’s disclosure and internal controls and procedures. Such review shall include a consideration of major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and any reports by the CEO and CFO regarding major issues as to the adequacy of the Company’s disclosure and internal controls and procedures and any special audit steps adopted in light of identified deficiencies.

c.                Review and discuss with management (including the senior internal audit executive) and the Independent Accounting Firm the Company’s internal controls report and the Independent Accounting Firm’s attestation of the report prior to filing of the Company’s Form 10-K.

d.               Obtain and periodically review a report from the Independent Accounting Firm, describing (i) all critical accounting policies and practices to be used in the financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Accounting Firm, and (iii) other material written communications between the Independent Accounting Firm and management, such as any management letter or schedule of unadjusted differences. Review any reports on such topics or similar topics prepared by management, including any significant financial reporting issues and judgments made in connection with the preparation of the financial statements. Discuss with the Independent Accounting Firm any material issues raised in such reports.

e.                Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, provided that such discussions may be done generally (i.e., by discussing the types of information to be disclosed and the type of presentation to be made). The management will review with the chair of the Committee earnings press releases prior to issuance.

f.                    Discuss with management and the Independent Accounting Firm the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the Company’s financial statements.

2.               Internal Audit

a.                Review the charter, annual plan and scope of work of Internal Audit, including its responsibilities and staffing.

b.               Review, as appropriate, the results of internal audits and discuss related significant internal control matters with the Company’s internal auditor and Company management.

c.                Discuss the adequacy of the Company’s internal controls with Internal Audit.

d.               Review the appointment and periodically evaluate the performance of the senior internal auditing executive, who shall have direct access to the Committee.

3.               Independent Accounting Firm

a.                Responsible for the appointment, retention, termination, compensation, and oversight of the Independent Accounting Firm. The Committee shall also be responsible for the resolution of disagreements between management and the Independent Accounting Firm. The Independent Accounting Firm shall report directly to the Committee.

b.               Review the scope of the annual audit and services to be provided by the Independent Accounting Firm during the year. Pre-approve all auditing services, internal control-related services, and permitted non-audit services to be provided to the Company by the Independent Accounting Firm, subject to any exceptions provided by the Act. The chair of the Committee may pre-approve any such services according to the procedures approved by the Committee, provided that any approval by the chair must be presented to the Committee at its next meeting.

c.                Obtain and review, at least annually, a report from the Independent Accounting Firm describing: (i) the Independent Accounting Firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Accounting Firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Accounting Firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Independent Accounting Firm and the Company, including the matters set forth in Independence Standards Board Standard No. 1. Discuss with the Independent Accounting Firm any issues or relationships disclosed in such report that, in the judgment of the Committee, may have an impact on the competence or independence of the Independent Accounting Firm.

d.               Discuss with the Independent Accounting Firm the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect, including any audit problems or difficulties encountered in performing the audit and management’s response, and disagreements with management.

e.                Obtain assurance from the Independent Accounting Firm that the audit was conducted in a manner consistent with Section 10A(b) of the Act.

f.                    Review and periodically evaluate the performance of the lead audit partner of the Independent Accounting Firm and assure the regular rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law.

g.               Establish policies for the Company’s hiring of employees or former employees of the Independent Accounting Firm who participated in any capacity in the audit of the Company.

4.               Risk Management and Compliance

a.                Discuss policies and procedures with respect to risk assessment and risk management, the Company’s major risk exposures, and the steps management has taken to monitor and mitigate such exposures.

b.               Review the effectiveness of the system for monitoring compliance with laws, regulations, and the Company’s business conduct policies, and the results of management’s investigation and follow-up on any fraudulent acts or accounting irregularities.

c.                Periodically obtain reports from management regarding compliance.

d.               Review with the Company’s General Counsel legal matters that may have a material impact on the consolidated financial statements and any material reports or inquiries received from regulators or governmental agencies regarding compliance.

e.                Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. Review periodically with management and Internal Audit these procedures and any significant complaints received.

5.               Meetings, Reports, Charter Review, Performance Evaluation and Outside Advisors

a.                The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, not less than four times a year. The Committee shall meet separately, periodically, with management, with internal auditors. and with the Independent Accounting Firm. A majority of the members shall constitute a quorum. A majority of the members present shall decide any matter brought before the Committee.

b.               Report regularly to the Board.

c.                Prepare the report of the Committee required to be included in the Company’s annual proxy statement.

d.               Review the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

e.                Conduct an annual performance evaluation of the Committee.

f.                    The Committee shall have the authority to retain such outside legal, accounting, or other advisors, as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

APPENDIX D

3M Company Board of Directors
Compensation Committee Charter
(As amended February 12, 2007)

A.               Purpose: The Compensation Committee (the “Committee”) of the Board of Directors of 3M Company reviews the Company’s compensation practices and policies including equity compensation programs and postretirement benefit plans, annually reviews and approves (subject to ratification by the independent directors of the Board) the compensation for the CEO, annually reviews and approves the compensation for the other senior executives, evaluates CEO performance, annually reviews and discusses with management of the Company the Compensation Discussion and Analysis prepared in accordance with the SEC’s disclosure rules for executive compensation, and furnishes a report for inclusion in the Company’s proxy statement.

B.              Membership: The Committee’s membership is determined by the Board and consists of at least three directors. All members of the Committee shall meet the independence requirements of the listing standards of the New York Stock Exchange and qualify as a “Nonemployee Director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

C.              Roles and Responsibilities: The responsibilities of the Committee include:

1.               Compensation Practices and Policies

a.                Review compensation practices and policies of the Company to ensure they provide appropriate motivation for corporate performance and increased shareholder value.

b.               Oversee the administration of the Company’s stock and deferred compensation programs, and determine the employees who receive awards and the size of those awards under the Company’s Management Stock Ownership Program.

c.                Make recommendations to the Board of Directors regarding the adoption, amendment, or termination of equity compensation programs that require shareholder approval.

d.               Approve the adoption, amendment, and termination of incentive compensation and deferred compensation programs for employees of the Company.

e.                Oversee the administration of the Company’s deferred compensation plans and programs for its nonemployee directors, and either approve or recommend for the approval of the Board of Directors amendments to such plans and programs.

f.                    Review and make recommendations to the Board of Directors concerning the design of the pension and other postretirement benefit plans that have a material financial impact upon the Company.

g.               Periodically review human resource issues relating to the Company’s polices and practices with respect to workforce diversity and equal employment opportunities.

2.               Executive Compensation

a.                Periodically survey the executive compensation practices of other large companies.

b.               Annually review and approve, for the senior executives of the Company (other than the CEO), (i) the annual base salary, (ii) annual incentive compensation, (iii) awards under the Company’s Performance Unit Plan, and (iv) stock option grants and other stock awards under the Company’s Management Stock Ownership Program.

D-1

c.                Approve for the senior executives of the Company (other than the CEO) employment agreements, severance arrangements, change-in-control arrangements, and any special or supplemental benefits.

d.               Establish and certify the satisfaction of performance goals for performance — based compensation as required under Section 162(m) of the Internal Revenue Code.

e.                Review shareholder proposals relating to executive compensation matters and recommend to the Board the Company’s response to such proposals.

3.               CEO Compensation

a.                Review and approve annual corporate goals and objectives for the CEO.

b.               The Chairman of the Committee leads the discussion of the CEO’s performance against such goals and objectives with the independent directors and communicates the Board’s evaluation to the CEO.

c.                Annually review and approve (based on this evaluation), subject to ratification by the independent directors of the Board, (i) the CEO’s annual base salary, (ii) the CEO’s annual incentive compensation, (iii) awards to the CEO under the Company’s Performance Unit Plan, and (iv) stock option grants and other stock awards to the CEO under the Company’s Management Stock Ownership Program. In determining the long-term incentive component of CEO compensation, the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at other large companies, and the awards given to the CEO in past years.

d.               Approve, subject to ratification by the independent directors of the Board, for the CEO employment agreements, severance arrangements, change-in-control arrangements, and any special or supplemental benefits.

4.               Meetings, Reports, Charter Review, Performance Evaluation and Outside Advisors

a.                Hold regular meetings of the Committee, reporting significant matters arising from such meetings to the Board. A majority of the members shall constitute a quorum. A majority of the members present shall decide any matter brought before the Committee.

b.               Review and discuss with management of the Company the Compensation Discussion and Analysis prepared in accordance with the disclosure rules for executive compensation of the Securities and Exchange Commission, and furnish a report for inclusion in the Company’s annual proxy statement.

c.                Review and reassess the adequacy of this Charter at least annually and submit any changes to the Board for approval.

d.               Conduct an annual performance evaluation of the Committee.

e.                The Committee shall have the authority to retain such compensation consultants, outside counsel, and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

D-2

APPENDIX E

3M Company Board of Directors
Finance Committee Charter
(As Amended February 12, 2007)

A.               Purpose: The Finance Committee (the “Committee”) of the Board of Directors of 3M Company assists the Board with its oversight of the Company’s capital structure, financing, investment, and other financial matters of importance to the Company.

B.              Membership: The Committee’s membership is determined by the Board upon recommendation of the Nominating and Governance Committee and consists of at least three directors. The members of the Committee shall meet the independence requirements of the New York Stock Exchange.

C.              Roles and Responsibilities: The responsibilities of the Committee include:

1.               Capital Structure

a.                Review and recommend for approval by the Board the dividend policy and the declaration of dividends or other forms of distributions on the Company’s stock, such as stock splits in the form of a stock dividend.

b.               Review and recommend for approval by the Board the repurchase of the Company’s stock.

c.                Review and recommend for approval by the Board the Company’s short- and long-term borrowings.

d.               Review and recommend for approval by the Board the registration and issuance of the Company’s debt or equity securities, except in the case of the issuance of debt or equity securities in connection with a merger or acquisition transaction which is presented to the Board.

e.                Periodically review the Company’s ratings from credit rating agencies.

2.               Capital Expenditures

a.                Review and recommend for approval by the Board an annual capital expenditure budget and revisions to that budget.

b.               Review and recommend for approval by the Board capital expenditures in excess of $50,000,000.

3.               Treasury and Tax Matters

a.                Periodically review the Company’s global treasury and tax planning activities.

b.               Review and evaluate any risks associated with the Company’s use of or investment in financial products, including derivatives used to manage risk related to foreign currencies, commodity prices, and interest rates.

c.                Periodically review the Company’s insurance coverage.

d.               Periodically review the funding of the Company’s pension and other benefit plans.

4.               Transactions and Other Matters

a.                Review and recommend for approval by the Board the following contracts, transactions, or other commitments in excess of $50,000,000: (i) sale, lease, or purchase of real estate

E-1

and buildings; and (ii) sale or disposal of equipment, machinery, or other similar tangible assets.

b.               To perform any other activities as the Committee deems appropriate, or as requested by the Board consistent with this Charter, the Company’s Bylaws, and applicable law.

5.               Meetings, Reports, Charter Review, Performance Evaluation and Outside Advisors

a.                Hold regular meetings of the Committee, reporting significant matters arising from such meetings to the Board. A majority of the members shall constitute a quorum. A majority of the members present shall decide any matter brought before the Committee.

b.               Review and reassess the adequacy of this Charter at least annually and submit any changes to the Board for approval.

c.                Conduct an annual performance evaluation of the Committee.

d.               The Committee shall have the authority to retain such outside legal, accounting, or other advisors, as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

E-2

APPENDIX F

3M Company Board of Directors
Nominating and Governance Committee Charter
(As Amended February 12, 2007)

A.               Purpose:   The Nominating and Governance Committee (the “Committee”) of the Board of Directors of 3M Company establishes Board membership criteria, assists the Board by identifying individuals qualified to become Board members, recommends to the Board matters of corporate governance, facilitates the annual review of the performance of the Board and its committees, periodically reviews CEO and management succession plans, and periodically reviews other matters relating to the governance of the Company.

B.              Membership:   The Committee’s membership is determined by the Board and consists of at least three directors. The members of the Committee shall meet the independence requirements of the New York Stock Exchange.

C.              Roles and Responsibilities:   The responsibilities of the Committee include:

1.               Board and Committee Membership

a.                Periodically review with the Board the appropriate size of the Board and the requisite skills and characteristics of its members as set forth below.

b.               It is the intent of the Board that the Board, itself, will be a high performance organization creating competitive advantage for the Company. To perform as such, the Board will be comprised of individuals who have distinguished records of leadership and success in their arena of activity and who will make substantial contributions to Board operations and effectively represent the interests of all stockholders.

c.                The Board’s assessment of Board candidates includes, but is not limited to, consideration of: (i) roles and contributions valuable to the business community; (ii) personal qualities of leadership, character, judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence, and adherence to the highest ethical standards; (iii) relevant knowledge and diversity of background and experience in such things as business, manufacturing, technology, finance and accounting, marketing, international business, government, and the like; or (iv) whether the candidate is free of conflicts and has the time required for preparation, participation, and attendance at all meetings. A director’s qualifications in light of these criteria is considered at least each time the director is re-nominated for Board membership.

d.               Review the resignation of directors whose principal occupation or business association changes, or other circumstances arise which may raise questions about the director’s continuing qualifications in relation to the Board membership criteria referred to above and recommend to the Board what action the Board should take with respect to the resignation.

e.                Review the Board’s committee structure and recommend to the Board the appointment of committee members and chairs.

2.               Selection of Qualified Director Candidates

a.                Identify individuals that the Committee believes are qualified to become Board members in accordance with the Board Membership Criteria set forth above, and recommend that the Board select such nominee or nominees to stand for election at the next meeting of stockholders of the Company in which directors will be elected.

b.               In the event there is a vacancy on the Board, identify individuals that the Committee believes are qualified to become Board members in accordance with the Board Membership Criteria set forth above, and recommend such person or persons for appointment to the Board.

c.                Review and evaluate all stockholder nominees for director (submitted in accordance with the Company’s Bylaws) in accordance with the Board Membership Criteria set forth above.

d.               The Nominating and Governance Committee considers qualified director candidates from several sources, including stockholders, and evaluates candidates against the current board membership criteria described above. In addition to these minimum requirements, the Committee will also evaluate whether the candidate’s skills are complementary to the existing Board members’ skills, the Board’s needs for particular expertise in fields such as business, manufacturing, technology, financial, marketing, international, governmental, or other areas of expertise, and assess the candidate’s impact on Board dynamics and effectiveness. The Committee selects candidates that best suit the Board’s current needs and recommends one or more of such individuals to the Board. Exacting membership criteria and a rigorous selection process help ensure that candidates recommended to the Board will effectively represent the balanced best interests of all stockholders.

3.               Corporate Governance

a.                Review the Company’s Corporate Governance Guidelines at least annually, and recommend any proposed changes to the Board for approval.

b.               Develop and recommend to the Board standards to be applied in making determinations on the types of relationships that constitute material relationships between the Company and a director for purposes of determining director independence.

c.             Review and approve or ratify any transaction between the Company and any related person, which is required to be disclosed under the rules of the Securities and Exchange Commission.

d.               Review and recommend to the Board proposed changes to the Company’s Certificate of Incorporation and Bylaws.

e.                Review shareholder proposals relating to corporate governance and other matters and recommend to the Board the Company’s response to such proposals.

4.               Board and Committee Self-Assessment. Develop and recommend to the Board for its approval an annual self-assessment process of the Board and its committees and oversee the process. Based on this process, the Board will make an assessment reviewing areas in which the Board and/or Management believe improvements could be made to increase the effectiveness of the Board.

5.               Succession Planning. Review periodically with the Chairman/CEO his assessment of corporate officers and succession plans relating to their positions, and to make recommendations to the Board with respect to the selection of individuals to occupy these positions.

6.               Miscellaneous Matters

a.                Periodically review and recommend to the Board changes in Board compensation.

b.               Establish and periodically review and recommend to the Board director retirement policies.

c.                Periodically review the corporate contribution program and the activities of the 3M Foundation.

7.               Meetings, Reports, Charter Review, Performance Evaluation and Outside Advisors

a.                Hold regular meetings of the Committee, reporting significant matters arising from such meetings to the Board. A majority of the members shall constitute a quorum. A majority of the members present shall decide any matter brought before the Committee.

b.               Review and reassess the adequacy of this Charter at least annually and submit any changes to the Board for approval.

c.                Conduct an annual performance evaluation of the Committee.

d.               The Committee shall have the authority to retain search firms to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

APPENDIX G-1

Amended to and including
amendments of ~~May 15, 2004~~

CERTIFICATE OF INCORPORATION OF
3M COMPANY
(Original Certificate Filed on June 25, 1929)

FIRST:   The name of the Corporation is 3M COMPANY.

SECOND:   The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD:   The nature of the business or purposes to be conducted or promoted is: to engage in any lawful act or activity for which Corporations may be organized under the General Corporation Law of Delaware.

FOURTH:   A.   The total number of shares of all classes of stock which this Corporation shall have authority to issue is 3,010,000,000 consisting of 10,000,000 shares of preferred stock without par value and 3,000,000,000 shares of common stock with a par value of $0.01 per share.

B.   The designations, powers, preferences, and rights, and the qualifications, limitations, or restrictions of the preferred stock and the common stock of the Corporation are as follows:

1.    The preferred stock may be issued from time to time as shares of one or more series in any amount, not exceeding in the aggregate, including all shares of any and all series previously issued, the total number of shares of preferred stock hereinabove authorized. All shares of any one series of preferred stock shall rank equally and be identical, except as to the times from which cumulative dividends, if any, thereon shall be cumulative.

2.    The Board of Directors of the Corporation is hereby expressly authorized from time to time to issue preferred stock as preferred stock of any series, and in connection with the creation of each such series to fix by the resolution or resolutions, providing for the issue of shares thereof, the designations, preferences and relative, participating, optional, conditional, or other special rights, and qualifications, limitations, or restrictions thereof, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware, including, without limitation, the following matters:

(a)   The designation of such series;

(b)   The rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such series as participating or nonparticipating after the payment of dividends on shares which are entitled to any preference;

(c)   The voting rights, if any, of shares of such series in addition to those required by law, which may be full, limited, multiple, fractional, or none, including any right to vote as a class either generally or in connection with any specified matter or matters;

(d)   The amount, times, terms, and conditions, if any, upon which shares of such series shall be subject to redemption;

(e)   The rights and preferences, if any, of the holders of shares of such series in the event of any liquidation, dissolution, or winding up of the Corporation;

(f)    Whether the shares of such series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of such series, and if so entitled, the amount of such fund and the manner of its application; and

(g)   Whether the shares of such series shall be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and if made so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments, if any, at which such conversion or exchange may be made.

C.   Except for and subject to those rights expressly granted to the holders of preferred stock, or any series thereof, by the Board of Directors, pursuant to the authority hereby vested in the Board or as provided by the laws of the State of Delaware, the holders of the Corporation’s common stock shall have exclusively all rights of shareholders and shall possess exclusively all voting power. Each holder of common stock of the Corporation shall be entitled to one vote for each share of such stock standing in such holder’s name on the books of the Corporation.

FIFTH:   The Corporation is to have perpetual existence.

SIXTH:   In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

To make, alter, or repeal the Bylaws of the Corporation.

To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

To set apart out of any funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

By a majority of the whole Board, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The Bylaws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether the member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation’s property and assets recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution or Bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

When and as authorized by the stockholders in accordance with statute, to sell, lease, or exchange all or substantially all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property, including shares of stock in, and/or other securities of, any other Corporation or Corporations, as its Board of Directors shall deem expedient and for the best interest of the Corporation.

SEVENTH:   Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

EIGHTH:   This Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

NINTH:   Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If the majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation as the case may be, and also on this Corporation.

TENTH:   A.   The number of directors of the Corporation shall be fixed from time to time by or pursuant to the Bylaws of the Corporation. At the 1986 Annual Meeting of Stockholders of the Corporation, the directors shall be divided, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number of directors as possible, as determined by the Board of Directors, with the term of office of the first class to expire at the Annual Meeting of Stockholders to be held in 1987, the term of office of the second class to expire at the Annual Meeting of Stockholders to be held in 1988, and the term of office of the third class to expire at the Annual Meeting of Stockholders to be held in 1989, with each class of directors to hold office until their successors are duly elected and have qualified. At each Annual Meeting of Stockholders following such initial classification and election until the 2007 Annual Meeting of Stockholders, directors elected to succeed those directors whose terms expire at such annual meeting, other than those directors elected under particular circumstances by a separate class vote of the holders of any class or series of stock having a preference over the common stock, of a par value of $0.01 per share, of the Corporation (the “Common Stock”) as to dividends or upon liquidation of the Corporation, shall be elected to hold office for a term expiring at the Annual Meeting of Stockholders in the third year following the year of their election and until their successors are duly elected and have qualified. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number of directors as possible, as determined by the Board of Directors. The terms of office of all directors who are in office immediately prior to the closing of the polls for the election of directors at the 2007 Annual Meeting of Stockholders of the Corporation shall expire at such time. At each Annual Meeting of Stockholders beginning with the 2007 Annual Meeting of Stockholders of the Corporation, the directors shall not be classified, and the directors shall be elected annually and shall hold office for a term expiring at the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The provisions of this Paragraph are subject to the provisions of Paragraph D of this Article.

B.   Except as may be provided in the terms of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation of the Corporation relating to the rights of the holders of such class or series to elect, by separate class vote, additional directors, prior to the 2007 Annual Meeting of Stockholders of the Corporation, no member of the Board of Directors may be removed from office except for cause. Except as may be provided in the terms of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation of the Corporation relating to the rights of the holders of such class or series to elect, by separate class vote, additional directors, from and after the 2007 Annual Meeting of Stockholders of the Corporation, any member of the Board of Directors may be removed from office with or without cause.

C.   Subject to the provisions of Paragraph D of this Article TENTH, newly created directorships resulting from an increase in the number of directors of the Corporation and vacancies occurring in the Board of Directors resulting from death, resignation, retirement, removal, or any other reason shall be filled by the affirmative vote of a majority of the directors, although less than a quorum, then remaining in office and elected by the holders of the capital stock of the Corporation entitled to vote generally in the election of directors or, in the event that there is only one such director, by such sole remaining director. Prior to the 2007 Annual Meeting of Stockholders of the Corporation, any director elected in accordance with the preceding sentence shall hold office for the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified.

D.   In the event that the holders of any class or series of stock of the Corporation having a preference over the Common Stock as to dividends or upon liquidation of the Corporation are entitled, by a separate class vote, to elect directors pursuant to the terms of such class or series, then the provisions of such class or series with respect to such rights of election shall apply to the election of such directors. The number of directors that may be elected by the holders of any such class or series of stock shall be in addition to the number fixed by or pursuant to the Bylaws. Except as otherwise expressly provided in the terms of such class or series, the number of directors that may be so elected by the holders of any such class or series of stock shall be elected for terms expiring at the next Annual Meeting of Stockholders and without regard to any classification of the remaining members of the Board of Directors, and vacancies among directors so elected by the separate class vote of any such class or series of stock shall be filled by the affirmative vote of a majority of the remaining directors elected by such class or series, or, if there are no such remaining directors, by the holders of such class or series in the same manner in which such class or series initially elected a director.

If at any meeting for the election of directors, more than one class of stock, voting separately as classes, shall be entitled to elect one or more directors and there shall be a quorum of only one such class of stock, that class of stock shall be entitled to elect its quota of directors notwithstanding absence of a quorum of the other class or classes of stock.

~~ELEVENTH: Subject to any limitations imposed by this Certificate of Incorporation, the Board of Directors shall have power to adopt, amend, or repeal the Bylaws of the Corporation.  Any Bylaws made by the directors under the powers conferred hereby may be amended or repealed by the directors or by the stockholders. Notwithstanding the foregoing and any other provisions of this Certificate of Incorporation or the Bylaws of this Corporation (and notwithstanding that a lesser percentage may be specified by law), no provisions of the Bylaws shall be adopted, amended, or repealed by the stockholders without an affirmative vote of the holders of not less than eighty percent (80%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for the purposes of this Article as a single class~~.

~~Notwithstanding the foregoing and any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding that a lesser percentage may be specified by law), the provisions of this Article ELEVENTH may not be amended or repealed unless such action is approved by the affirmative vote of the holders of not less than eighty percent (80%) of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for purposes of this Article as a single class~~.

ELEVENTH: Intentionally omitted.

TWELFTH: No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

~~THIRTEENTH: A. In addition to the requirements of the provisions of any series of preferred stock which may be outstanding, and whether or not a vote of the stockholders is otherwise required, the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding shares of the Common Stock shall be required for the approval or authorization of any Business Transaction with a Related Person, or any Business Transaction in which a Related Person has an interest (other than only a proportionate interest as a stockholder of the Corporation); provided, however, that the eighty percent (80%) voting requirement shall not be applicable if (1) the Business Transaction is Duly Approved by the Continuing Directors, or (2) all of the following conditions are satisfied:~~

~~(a)   the Business Transaction is a merger or consolidation or sale of substantially all of the assets of the Corporation, and the aggregate amount of cash to be received per share (on the date of effectiveness of such merger or consolidation or on the date of distribution to stockholders of the Corporation of the proceeds from such sale of assets) by holders of Common Stock of the Corporation (other than such Related Person) in connection with such Business Transaction is at least equal in value to such Related Person's Highest Common Stock Purchase Price; and~~

~~(b)   after such Related Person has become the Beneficial Owner of not less than ten percent (10%) of the voting power of the Voting Stock and prior to the consummation of such Business Transaction, such Related Person shall not have become the Beneficial Owner of any additional shares of Voting Stock or securities convertible into Voting Stock, except (i) as a part of the transaction which resulted in such Related Person becoming the Beneficial Owner of not less than ten percent (10%) of the voting power of the Voting Stock or (ii) as a result of a pro rata stock dividend or stock split; and~~

~~(c)   prior to the consummation of such Business Transaction, such Related Person shall not have, directly or indirectly, (i) received the benefit (other than only a proportionate benefit as a stockholder of the Corporation) of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the Corporation or any of its subsidiaries, (ii) caused any material change in the Corporation's business or equity capital structure, including, without limitation, the issuance of shares of capital stock of the Corporation, or (iii) except as Duly Approved by the Continuing Directors, caused the Corporation to fail to declare and pay (y) at the regular date therefor any full quarterly dividends on any outstanding preferred stock or (z) quarterly cash dividends on the outstanding Common Stock on a per share basis at least equal to the cash dividends being paid thereon by the Corporation immediately prior to the date on which the Related Person became a Related Person~~.

~~B.   For the purpose of this Article THIRTEENTH:~~

~~1.    The term "Business Transaction" shall mean (a) any merger or consolidation involving the Corporation or a subsidiary of the Corporation, (b) any sale, lease, exchange, transfer, or other disposition (in one transaction or a series of related transactions), including, without limitation, a mortgage or any other security device, of all or any Substantial Part of the assets either of the Corporation or of a subsidiary of the Corporation, (c) any sale, lease, exchange, transfer, or other disposition (in one transaction or a series of related transactions) of all or any Substantial Part of the assets of an entity to the Corporation or a subsidiary of the Corporation, (d) the issuance, sale, exchange, transfer, or other disposition (in one transaction or a series of related transactions) by the Corporation or a subsidiary of the Corporation of any securities of the Corporation or any subsidiary of the Corporation, (e) any recapitalization or reclassification of the securities of the Corporation (including, without limitation, any reverse stock split) or other transaction that would have the effect of increasing the voting power of a Related Person or reducing the number of shares of each class of Voting Stock outstanding, (f) any liquidation, spin-off, split-off, split-up, or dissolution of the Corporation, and (g) any agreement, contract, or other arrangement providing for any of the transactions described in this definition of Business Transaction~~.

~~2.    The term "Related Person" shall mean and include (a) any individual, corporation, partnership, group, association, or other person or entity which, together with its Affiliates and Associates, is the Beneficial Owner of not less than ten percent (10%) of the voting power of the Voting Stock or was the Beneficial Owner of not less than ten percent (10%) of the voting power of the Voting Stock (i) at the time the definitive agreement providing for the Business Transaction (including any amendment thereof) was entered into, (ii) at the time a resolution approving the Business Transaction was adopted by the Board of Directors of the Corporation, or (iii) as of the record date for the determination of stockholders entitled to notice of and to vote on, or consent to, the Business Transaction, and (b) any Affiliate or Associate of any such individual, corporation, partnership, group, association, or other person or entity; provided, however, and notwithstanding anything in the foregoing to the contrary, the term "Related Person" shall not include the Corporation, a wholly owned subsidiary of the Corporation, any employee stock ownership or other employee benefit plan of the Corporation or any wholly owned subsidiary of the Corporation, or any trustee of, or fiduciary with respect to, any such plan when acting in such capacity~~.

~~3.    The term "Beneficial Owner" shall be defined by reference to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as in effect on May 13, 1986; provided, however, that any individual, corporation, partnership, group, association, or other person or entity which has the right to acquire any Voting Stock at any time in the future, whether such right is contingent or absolute, pursuant to any agreement, arrangement, or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed the Beneficial Owner of such Voting Stock~~.

~~4.    The term "Highest Common Stock Purchase Price" shall mean the highest amount of consideration paid by such Related Person for a share of Common Stock of the Corporation (including any brokerage commissions, transfer taxes, and soliciting dealers' fees) in the transaction which resulted in such Related Person becoming a Related Person or within one year prior to the date such Related Person became a Related Person, whichever is higher; provided, however, that the Highest Common Stock Purchase Price shall be appropriately adjusted to reflect the occurrence of any reclassification, recapitalization, stock split, reverse stock split, or other similar corporate readjustment in the number of outstanding shares of Common Stock of the Corporation between the last date upon which such Related Person paid the Highest Common Stock Purchase Price to the effective date of the merger or consolidation or the date of distribution to stockholders of the Corporation of the proceeds from the sale of substantially all of the assets of the Corporation referred to in subparagraph (2)(a) of Section A. of this Article THIRTEENTH~~.

~~5.    The term "Substantial Part" shall mean more than five percent (5%) of the fair market value of the total assets of the entity in question, as reflected on the most recent consolidated balance sheet of such entity existing at the time the stockholders of the Corporation would be required to approve or authorize the Business Transaction involving the assets constituting any such Substantial Part.~~

~~6.    The term "Voting Stock" shall mean all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for the purpose of this Article THIRTEENTH as one class~~.

~~7.    The term "Continuing Director" shall mean a director who either was a member of the Board of Directors of the Corporation on May 13, 1986 or who became a director of the Corporation subsequent to such date and whose election, or nomination for election by the Corporation's stockholders, was Duly Approved by the Continuing Directors on the Board at the time of such nomination or election, either by a specific vote or by approval of the proxy statement issued by the Corporation on behalf of the Board of Directors in which such person is named as nominee for director, without due objection to such nomination; provided, however, that in no event shall a director be considered a "Continuing Director" if such director is a Related Person and the Business Transaction to be voted upon is with such Related Person or is one in which such Related Person has an interest (other than only a proportionate interest as a stockholder of the Corporation)~~.

~~8.    The term "Duly Approved by the Continuing Directors" shall mean an action approved by the vote of at least a majority of the Continuing Directors then on the Board, except, if the votes of such Continuing Directors in favor of such action would be insufficient to constitute an act of the Board of Directors if a vote by all of its members were to have been taken, then such term shall mean an action approved by the unanimous vote of the Continuing Directors then on the Board so long as there are at least three Continuing Directors on the Board at the time of such unanimous vote~~.

~~9.    The term "Affiliate," used to indicate a relationship to a specified person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person~~.

~~10.  The term "Associate," used to indicate a relationship with a specified person, shall mean (a) any corporation, partnership, or other organization of which such specified person is an officer or partner, (b) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar fiduciary capacity, (c) any relative or spouse of such specified person, or any relative of such spouse who has the same home as such specified person, or who is a director or officer of the Corporation or any of its parents or subsidiaries, and (d) any person who is a director, officer, or partner of such specified person or of any corporation (other than the Corporation or any wholly owned subsidiary of the Corporation), partnership or other entity which is an Affiliate of such specified person~~.

~~C.   For the purpose of this Article THIRTEENTH, so long as Continuing Directors constitute at least a majority of the entire Board of Directors, the Board of Directors shall have the power to make a good faith determination, on the basis of information known to them, of: (1) the number of shares of Voting Stock of which any person is the Beneficial Owner, (2) whether a person is a Related Person or is an Affiliate or Associate of another, (3) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of Beneficial Owner herein, (4) whether the assets subject to any Business Transaction constitute a Substantial Part, (5) whether any Business Transaction is with a Related Person or is one in which a Related Person has an interest (other than only a proportionate interest as a stockholder of the Corporation), (6) whether a Related Person, has, directly or indirectly, received any benefits or caused any of the changes or caused the Corporation to fail to declare and pay any of the dividends referred to in subparagraph (2) (c) of Section A. of this Article THIRTEENTH, and (7) such other matters with respect to which a determination is required under this Article THIRTEENTH; and such determination by the Board of Directors shall be conclusive and binding for all purposes of this Article THIRTEENTH~~.

~~D.   Nothing contained in this Article THIRTEENTH shall be construed to relieve any Related Person of any fiduciary obligation imposed by law~~.

~~E.    The fact that any Business Transaction complies with the provisions of Section A. of this Article THIRTEENTH shall not be construed to impose any fiduciary duty, obligation, or responsibility on the Board of Directors, or any member thereof, to approve such Business Transaction or recommend its adoption or approval to the stockholders of the Corporation~~.

~~F.    Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding that a lesser percentage may be specified by law), the provisions of this Article THIRTEENTH may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding shares of the Common Stock~~.

THIRTEENTH:  Intentionally omitted.

FOURTEENTH: The liability of the Corporation's Directors to the Corporation or its stockholders shall be eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may be amended from time to time.  Any repeal or amendment of this Article FOURTEENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director existing at the time of such repeal or amendment.

APPENDIX G-2

Certificate of Amendment of the
Certificate of Incorporation of
3M Company

3M COMPANY, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.               The Certificate of Incorporation of the Corporation is hereby amended by deleting Article ELEVENTH in its entirety and inserting the following in lieu thereof:

“ELEVENTH:  Intentionally omitted.”

2.               The Certificate of Incorporation of the Corporation is hereby amended by deleting Article THIRTEENTH in its entirety and inserting the following in lieu thereof:

“THIRTEENTH:  Intentionally omitted.”

3.               The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by Gregg M. Larson, its Associate General Counsel and Secretary, on this     day of May 2007.

3M COMPANY
By:
Name: Gregg M. Larson
Office: Associate General Counsel and Secretary

APPENDIX H

3M EXECUTIVE ANNUAL INCENTIVE PLAN

1.                Purposes.

The purposes of the 3M Executive Annual Incentive Plan (the “Plan”) are to attract and retain highly qualified individuals as executive officers of 3M; to focus their attention on achieving certain business objectives established for 3M and its business units; and to provide these individuals with incentive compensation that is intended to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code.

2.                Definitions.

(a)           “Adjusted Net Income” means the net income of 3M as reported in the Consolidated Statement of Income as adjusted to exclude special items.

(b)          “Committee” means those members of the Compensation Committee of 3M’s Board of Directors who qualify as outside directors for purposes of section 162(m) of the Internal Revenue Code.

(c)           “Named Executive Officers” means those executive officers of 3M covered by the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K.

(d)          “Participant” means an employee of 3M who is eligible to participate in this Plan pursuant to Section 4 and whose participation in the Plan has been approved by the Committee.

(e)           “Plan” means this 3M Executive Annual Incentive Plan.

(f)               “Plan Year” means the 12-month period ending on December 31.

(g)          “Retirement” means the termination of a Participant’s employment with 3M after meeting the requirements for retirement under any retirement plan of 3M (including, in the United States, the 3M Employee Retirement Income Plan).

3.                Term and Termination of the Plan.

This Plan shall become effective on January 1, 2007, subject to approval by the affirmative vote of the holders of a majority of the shares of outstanding common stock of 3M voting at the 2007 Annual Meeting of Stockholders, and it shall remain in effect until it is terminated by the Committee.

4.                Participation.

The individuals eligible to participate in this Plan shall be the Named Executive Officers of 3M, as well as any other senior executives of 3M whose compensation is approved by the Committee.

5.                Amounts of Annual Incentive.

The maximum annual incentive payable to any Named Executive Officer for any Plan Year shall be one-quarter of one percent (0.25%) of the Adjusted Net Income for such Plan Year, while the maximum annual incentive payable for any Plan Year to any Participant who is not a Named Executive Officer shall be one-tenth of one percent (0.10%) of the Adjusted Net Income for such Plan Year. Subject to these maximums, the Committee shall determine the amount of each Participant’s annual incentive opportunity for each Plan Year in its discretion. Notwithstanding anything to the contrary in this Plan document, the Committee in its sole discretion may decide to reduce the annual incentive payable to a Participant for any Plan Year below the applicable maximum amount payable under this Section 5.

6.                Payments of Annual Incentive.

All annual incentive payments under this Plan shall be made in the form of cash or in the form of shares of 3M stock, restricted stock or restricted stock units delivered pursuant to the 3M Management Stock Ownership Program. All annual incentive payments for a Plan Year shall be completed no later than March 15 of the year following the end of such Plan Year; provided, however, that no payment shall be made under this Plan until the Committee has certified in writing that: (a) the performance goal for such Plan Year has been satisfied, and (b) the limitations described in Section 5 have not been exceeded.

7.                Plan Administration.

This Plan will be administered by the Committee, which may delegate any of its administrative responsibilities in connection with the Plan to the appropriate employees of 3M. The Committee will have full power and authority to interpret the Plan, to establish, amend and rescind any rules, forms or procedures as it deems necessary for the proper administration of the Plan, to determine the manner and time of payment of the annual incentive compensation payable hereunder, and to take any other action as it deems necessary or advisable in connection with the Plan. Any decision made, action taken or interpretation made by the Committee or its delegate that is not inconsistent with the provisions of this Plan will be final, conclusive and binding on all persons interested in the Plan.

8.                Amendments.

The Committee may at any time amend this Plan, in whole or in part; provided no amendment which would (a) increase the maximum annual incentive payable to any Participant, or (b) revise the performance goal available for determining the amount of the annual incentive compensation payable hereunder, shall become effective until approved by the affirmative vote of the holders of a majority of the shares of outstanding common stock of 3M voting at a meeting of the corporation’s stockholders.

9.                Rights of Participants.

Nothing in this Plan or the fact that a person has received or become eligible to receive annual incentive compensation hereunder shall be deemed to give such person any right to be retained in the employ of 3M or to interfere with the right of 3M to discipline or terminate the employment of such person at any time for any reason whatsoever. No person shall have any claim or right to receive annual incentive compensation under this Plan, except as provided in accordance with the provisions of this Plan and as approved by the Committee. If a Participant’s employment with 3M terminates for any reason other than death or Retirement, participation in this Plan will end and any annual incentive compensation that would otherwise have been payable to such Participant for the Plan Year in which such termination occurs shall be forfeited.

10.         Withholding.

All payments of annual incentive compensation made pursuant to this Plan will be subject to withholding for all applicable taxes and contributions required by law to be withheld therefrom.

11.         No Assignment.

No right or interest of a Participant under this Plan shall be assignable or transferable, or subject to the claims of any creditor or to any liens.

12.         Successors.

All obligations of 3M under this Plan with respect to the payment of annual incentive compensation will be binding upon any successor to 3M, regardless of the reason or circumstances for such succession (whether by reason of merger, consolidation or the purchase of substantially all of the business and assets of 3M).

13.         Validity.

In the event any provision of this Plan should be determined to be illegal or invalid for any reason, it shall not affect the remaining provisions of the Plan which shall remain in effect as if the illegal or invalid provision had never been included herein. If any provision of this Plan would cause the annual incentive compensation payable hereunder not to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code, that provision will be deemed severed from the Plan without affecting the remaining provisions of the Plan.

14.         Governing Law.

The provisions of this Plan shall be governed by, and interpreted and construed in accordance with, the laws of the State of Delaware.

Attendance Card	Attendance Card
Annual Meeting of Stockholders	Annual Meeting of Stockholders

May 8, 2007 RiverCentre 175 West Kellogg Blvd. St. Paul, Minnesota	May 8, 2007 RiverCentre 175 West Kellogg Blvd. St. Paul, Minnesota

This is your ticket to the 2007 Annual Meeting. Please show it upon arrival. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.

The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the RiverCentre.

Since parking space is limited, you are urged to consider carpooling or public transportation.

This is your ticket to the 2007 Annual Meeting. Please show it upon arrival. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.

The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the RiverCentre.

Since parking space is limited, you are urged to consider carpooling or public transportation.

Recycled Paper 40% Pre-consumer paper 10% Post-consumer paper

3M Company

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 8, 2007

3M Center
St. Paul, Minnesota 55144

Receive Future Proxy Materials Electronically

Help us make a difference by eliminating paper proxy mailings to your home or business. With your consent, we will send all future proxy voting materials to you by e-mail, along with a link to 3M’s proxy voting site. To register for electronic delivery of future proxy materials, go to www.econsent.com/mmm and follow the prompts.

[GRAPHIC]

3M Company
3M Center
St. Paul, Minnesota 55144

proxy

The Board of Directors solicits this proxy for use at the Annual Meeting on Tuesday, May 8, 2007.

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy card hereby appoint(s) George W. Buckley, Vance D. Coffman, and Rozanne L. Ridgway or any of them, each with full power of substitution, as proxies, to vote all shares of common stock in 3M Company which the stockholder(s) would be entitled to vote on all matters which may properly come before the 2007 Annual Meeting of Stockholders and any adjournments thereof. THE PROXIES SHALL VOTE SUBJECT TO THE DIRECTION INDICATED ON THE REVERSE SIDE OF THIS CARD. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

FOR PARTICIPANTS IN 3M’S VOLUNTARY INVESTMENT PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN (VIP), AND THE 3M SAVINGS PLAN:

In accordance with the terms of the VIP and Savings Plan, shares allocated to my respective accounts in these plans on the record date will be voted by the trustee, State Street Bank and Trust Company, in accordance with the instructions indicated on the reverse side of this card, and in accordance with the judgment of the trustee upon other business as may properly come before the meeting and any adjournments or postponements thereof. In addition, participants in the VIP may instruct State Street (as VIP trustee) how to vote a proportionate number of both the 3M shares held by the VIP that have not been allocated to accounts of participants and the allocated shares for which no instructions are received. If no instructions are provided or if this card is not received on or before May 3, 2007, shares held in my account for the Savings Plan will be voted by the trustee as directed by any one of the named proxies designated above. If no instructions are provided or if this card is not received on or before May 3, 2007, shares held in my account for the VIP will be voted by the trustee in the same proportion that the other participants in the VIP direct the trustee to vote shares in their VIP accounts.

(Continued, and must be signed and dated on the other side)

COMPANY #

VOTING INSTRUCTIONS:
THERE ARE THREE WAYS TO VOTE YOUR PROXY

VOTE BY INTERNET — www.eproxy.com/mmm/ — Quick *** Easy *** Immediate

•                  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 7, 2007.

•                  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY TELEPHONE — 1-800-560-1965 — Quick *** Easy *** Immediate

•                  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 7, 2007.

•                  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope provided so that it is received by May 7, 2007 (by May 3, 2007, for participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan).

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. The deadline for Internet or telephone voting is 12:00 p.m. (Central Time) on May 7, 2007 (by May 3, 2007, for participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan).

If you vote your shares on the Internet or by telephone, you do not need to mail back the proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

The Board of Directors Recommends a Vote “FOR” all Nominees:

1. Election of directors	01 Linda G. Alvarado 02 George W. Buckley 03 Vance D. Coffman 04 Michael L. Eskew 05 W. James Farrell	06 07 Edward M. Liddy 08 Robert S. Morrison 09 Aulana L. Peters 10 Rozanne L. Ridgway	☐ Vote FOR all nominees (except as noted below)	☐ Vote WITHHELD from all nominees

To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.

Please fold here

The Board of Directors Recommends a Vote “FOR” Items 2, 3, 4, 5and 6:

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as 3M’s Independent Registered Public Accounting Firm	☐ For	☐ Against	☐ Abstain
3.	Amendment of the Company’s Restated Certificate of Incorporation to Eliminate the Supermajority Vote Requirements	☐ For	☐ Against	☐ Abstain
4.	Amendment of the Company’s Restated Certificate of Incorporation to Eliminate the Fair Price Provision	☐ For	☐ Against	☐ Abstain
5.	Approval of the Executive Annual Incentive Plan	☐ For	☐ Against	☐ Abstain
6.	Approval of the Material Terms of the Performance Criteria Under the Performance Unit Plan	☐ For	☐ Against	☐ Abstain

The Board of Directors Recommends a Vote “AGAINST” Stockholder Proposals in Items 6 and 7:

7.	Executive compensation based on the performance of peer companies	☐ For	☐ Against	☐ Abstain
8.	[Selection of directors from the ranks of employees or retirees]	☐ For	☐ Against	☐ Abstain

In their discretion, to vote upon other matters properly coming before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, IT WILL BE VOTED “FOR” ALL NOMINEES AND “FOR” ITEMS 2, 3, 4, 5 AND 6, AND “AGAINST” ITEMS 7 AND 8.

Address Change? Mark Box ☐    Indicate changes below:

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.